    As filed with the Securities and Exchange Commission on October 23, 2003
                                              Securities Act File No. 333-108539
                                       Investment Company Act File No. 811-02201

                    -----------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2

                    -----------------------------------------

           [ ] Registration Statement under the Securities Act of 1933
           [X] Pre-Effective Amendment No. 1
           [ ] Post-Effective Amendment No. ___

                                       and

                 [X] Registration Statement under the Investment
                     Company Act of 1940 Amendment No. 22

                        (Check Appropriate Box or Boxes)
                    -----------------------------------------
                        1838 BOND-DEBENTURE TRADING FUND
               (Exact Name of Registrant as Specified in Charter)
             ------------------------------------------------------

                           2701 Renaissance Boulevard
                                  Fourth Floor
                            King of Prussia, PA 19406
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (877) 367-1838

                               Anna M. Bencrowsky
                        1838 Bond-Debenture Trading Fund
                      2701 Renaissance Boulevard, 4th Floor
                            King of Prussia, PA 19406

                                   Copies to:

John H. Donaldson                        Joseph V. DelRaso
1838 Investment Advisors, LLC            Pepper Hamilton LLP
2701 Renaissance Boulevard               3000 Two Logan Square
Fourth Floor                             18th and Arch Streets
King of Prussia, PA  19406               Philadelphia, PA  19103

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being      Amount Being          Proposed Maximum      Proposed Maximum      Amount of
Registered                     Registered            Offering Price Per    Aggregate Offering    Registration Fee
                                                     Share (1)             Price
-------------------------      ------------          ------------------    ------------------    ----------------
Shares of Common Stock         1,234,420             $19.63                $24,231,665           $1,961(2)

------------------
(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low sales prices reported on the New York Stock Exchange on October 20, 2003.

(2)      $1,890 previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. A registration statement relating to the Securities has been filed with the Securities and Exchange Commission. We may not sell these securities until this registration statement is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer, solicitation or sale is not permitted.



                 SUBJECT TO COMPLETION, DATED OCTOBER 23, 2003

PROSPECTUS

                        1838 BOND-DEBENTURE TRADING FUND

                        1,234,420 SHARES OF COMMON STOCK

         1838 Bond-Debenture Trading Fund (the "Fund") is issuing transferable rights ("Rights") to its stockholders. You will receive one Right for each outstanding share of common stock you own on November 4, 2003 (the "Record Date"). Rights holders will be entitled to subscribe for new shares of common stock of the Fund (the "Primary Subscription"). For every three Rights that you own, you may buy one new share of common stock (the "Rights Offering"). The number of Rights issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three. Stockholders on the Record Date who have fully exercised their Primary Subscription may purchase shares not acquired by other stockholders (the "Over-Subscription Privilege") in the Rights Offering. After the expiration of the period beginning on the Record Date and ending on the Expiration Date (the "Subscription Period"), Boenning & Scattergod, Inc. (the "Dealer Manager") may offer shares of common stock not subscribed for under the Rights Offering to the public at the Subscription Price or to other dealers at the Subscription Price less selling concession, which offering together with the Rights Offering is hereinafter referred to as the "Offering".

         The Rights are transferable and will be listed for trading on the New York Stock Exchange ("NYSE") under the symbol "BDF RT WI." The Fund's common stock is also listed, and the shares issued pursuant to this Offering will be listed on the NYSE under the symbol "BDF." On October 30, 2003 (the last date prior to the Fund's common stock trading ex-Rights), the last reported net asset value ("NAV") per share of the Fund's common stock was $ [BaseLineShareNAV] and the last reported sales price per share of common stock on the NYSE was $________ . The subscription price per share (the "Subscription Price") will be 87% of the NAV on the date of the expiration of the Subscription Period (the "Pricing Date").

         Stockholders who choose to exercise their Rights will not know the Subscription Price per share at the time they exercise such Rights since the close of the Rights Offering will be prior to the availability of the Fund's NAV and other relevant market information on the Pricing Date. Once you subscribe for your new shares of common stock and the Fund receives payment or guarantee of payment, you will not be able to change your investment decision. The Rights Offering will expire at 5:00 p.m., New York City Time on November 21, 2003 (the "Expiration Date"), unless the Rights Offering is extended as discussed in this prospectus.

         The Fund is a diversified, closed-end management investment company organized as a Delaware corporation on June 7, 1971. Its investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities. An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund's objective will be achieved.

         For a discussion of certain risk factors and special considerations with respect to owning common stock of the Fund, see "Risk Factors and Special Considerations" on page 32 of this prospectus.

         Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         Stockholders who do not exercise their Rights should expect that they will, at the completion of the Rights Offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offering you will experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share or the net proceeds to the Fund for each new share sold (or both) will be less than the Fund's net asset value per share on the Expiration Date. The Fund cannot state precisely the extent of this dilution at this time because the Fund does not know what the net asset value or market value per share will be on the Expiration Date or what proportion of the Rights will be exercised.

         This prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated October __, 2003 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. A copy of the SAI, the table of contents of which appears on page 40 of this prospectus, may be obtained without charge by contacting the Fund toll free at (877) 367-1838.

                          Estimated Subscription                                  Estimated Proceeds to the
                                 Price(1)            Estimated Sales Load (2)              Fund (3)
                          ------------------------   -------------------------    ---------------------------
Per share..........                                           3.75%
Total..............                                           3.75%

         (1) Since the Subscription Price will not be determined until after printing and distribution of this prospectus, the Subscription Price above is estimated based on the closing price of a share of common stock of the Fund on October 30, 2003 and applying the pricing formula set forth on the cover page of this prospectus and described below under "Subscription Price" (i.e., 87% of the NAV on October 30, 2003 (the "Estimated Subscription Price"). See "Subscription Price" and "Payment For Shares" below.

         (2) In connection with the Rights Offering, the Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription Price for the shares issued pursuant to the Rights Offering and to reimburse the Dealer Manager for out-of-pocket expenses up to $100,000. The Dealer Manager will reallow to certain broker-dealers in the soliciting group formed by the Dealer Manager solicitation fees of 1.875% of the Subscription Price for shares issued pursuant to the Rights Offering as a result of their selling efforts, subject to a maximum. The Fund has agreed to indemnify the Dealer Manager against certain liabilities including liabilities under the Securities Act of 1933 and the Investment Company Act of 1940.

         The Dealer Manager may purchase unsubscribed for shares at the Subscription Price less a 3.75% discount and may recall such shares to broker-dealers that are members of a selling group at the Subscription Price less a selling concession not in excess of 1.50%. The Dealer Manager may allow, and the selling members may reallow, a concession of not more than 0.50% to other brokers and dealers. See "Distribution Arrangements."

         (3) Proceeds to the Fund before deduction of expenses incurred by the Fund in connection with the Offering are estimated to be $315,000. Amounts received by check prior to the final due date of the Rights Offering will be deposited in a segregated interest-bearing account pending allocation and distribution of common stock. Interest on subscription monies will be paid to the Fund regardless of whether common stock is issued by the Fund.

         In connection with this Offering, the Dealer Manager may effect transactions which stabilize or maintain the market price of the Rights and the shares of common stock of the Fund at levels above those which might otherwise prevail in the open market. Such transactions may be effected on the NYSE or otherwise. Such stabilizing, if commenced, may be discontinued at any time.



         The Adviser's parent company, MBIA, Inc. and its affiliates ("Affiliated Parties") may purchase additional shares through the Primary Subscription and the Over-Subscription Privilege in such manner and on the same terms as other stockholders.

                       -----------------------------------

                          BOENNING & SCATTERGOOD, INC.

                       -----------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

PROSPECTUS SUMMARY................................................................................................6

   Purpose and Summary of the Offering............................................................................6
   Important Terms of the Rights Offering.........................................................................6
   Important Dates for the Rights Offering........................................................................6
   Key Elements of the Rights Offering............................................................................7
   Information Regarding the Fund................................................................................10
   Information Regarding the Adviser.............................................................................10
   Risk Factors and Special Considerations.......................................................................10

FEE TABLE........................................................................................................12


FINANCIAL HIGHLIGHTS.............................................................................................13


THE FUND.........................................................................................................14


THE OFFERING.....................................................................................................15

   Terms of the Offering.........................................................................................15
   Purpose of the Offering.......................................................................................16
   Subscription Price............................................................................................17
   Over-Subscription Privilege...................................................................................17
   Expiration of the Rights Offering.............................................................................18
   Subscription Agent............................................................................................18
   Information Agent.............................................................................................19
   Method of Exercising Rights...................................................................................19
   Payment for Shares............................................................................................19
   Method of Transferring Rights.................................................................................21
   Delivery of Stock Certificates................................................................................22
   Foreign Restrictions..........................................................................................22
   Federal Income Tax Consequences Associated With the Rights Offering...........................................22

USE OF PROCEEDS..................................................................................................24


CAPITALIZATION...................................................................................................24

   Repurchase of Common Stock....................................................................................25
   Anti-takeover Provisions in Charter...........................................................................25

MANAGEMENT OF THE FUND...........................................................................................26

   Board of Directors............................................................................................26
   Investment Adviser and Portfolio Management...................................................................26
   Benefit to the Adviser........................................................................................26
   Accounting Agent..............................................................................................27
   Expenses of the Fund..........................................................................................27



INVESTMENT OBJECTIVE AND POLICIES................................................................................27

   Investment Policies - General.................................................................................27
   Fixed Income Investment Risks.................................................................................28
   U.S. Government Obligations...................................................................................28
   Repurchase Agreements.........................................................................................29
   Short-Term Trading............................................................................................29
   Below Investment Grade Corporate Bonds........................................................................30
   When-Issued Securities........................................................................................30
   Electrical Utility Industry...................................................................................31
   Portfolio Turnover Rate.......................................................................................31
   Investment Restrictions.......................................................................................31

RISK FACTORS AND SPECIAL CONSIDERATIONS..........................................................................34

   Dilution......................................................................................................34
   Discount From Net Asset Value.................................................................................34
   Subscription Price Risk.......................................................................................34
   Below Investment Grade Securities.............................................................................35
   Electrical Utility Industry...................................................................................36
   Investments in Other Registered Investment Companies..........................................................36
   Repurchase Agreements.........................................................................................36
   Special Risks of Derivative Transactions......................................................................36
   Anti-takeover Provisions in Charter...........................................................................37

DIVIDENDS AND DISTRIBUTIONS......................................................................................37


DIVIDEND REINVESTMENT PLAN.......................................................................................37


TAXATION OF THE FUND.............................................................................................37

   Taxation of the Fund..........................................................................................38
   Taxation of Stockholders......................................................................................38
   State and Local Tax Matters...................................................................................39

DETERMINATION OF NET ASSET VALUE.................................................................................39


DISTRIBUTION ARRANGEMENTS........................................................................................40


CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR...............................................40


LEGAL MATTERS....................................................................................................40


EXPERTS..........................................................................................................40


REPORTS TO STOCKHOLDERS..........................................................................................41


WHERE YOU CAN FIND MORE INFORMATION..............................................................................41



STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS..........................................................41


APPENDIX A - RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER...............................................43


                               PROSPECTUS SUMMARY

         This summary highlights some information that is described more fully elsewhere in this prospectus. The summary may not contain all of the information that is important to you. To understand the Offering fully you should read the entire document carefully, including the risk factors.

Purpose and Summary of the Offering


         The Board of Directors of the Fund (the "Board") has determined that it would be in the best interests of the Fund and its existing stockholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. In addition, the Board believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs would be spread over a larger asset base. There can be no assurance, however, that an increase in the size of the Fund will lower the Fund's expense ratio. The Board also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's common stock on the NYSE. The Rights Offering seeks to reward existing stockholders by giving them the right to purchase additional shares at a price below net asset value on the Pricing Date without incurring any commission or other transaction charges. The distribution to stockholders of transferable rights, which themselves may have intrinsic value, will also afford non-subscribing stockholders the potential of receiving a cash payment upon the sale of such rights, receipt of which may be viewed as partial compensation for the possible economic dilution of their interests in the Fund. See "Purpose of the Offering" below. At Board meetings held on September 18, 2002, December 19, 2002, March 19, 2003, and May 7, 2003, the Board discussed at length with management and counsel to the Fund the details of a proposed rights offering. At meetings held on July 31, 2003, September 10, 2003 and October 20, 2003, the Board discussed and approved a transferable rights offering, the substantive terms of which would permit stockholders to acquire one new share of the Fund for each three Rights held (i.e., a one-for-three rights offering) for a subscription price equal to 87% of NAV on the Pricing Date. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist but there is no assurance that a market for the Rights will develop.

Important Terms of the Rights Offering

Total number of shares of common stock available for
Primary Subscription and pursuant to the
Over-Subscription Privilege........................        1,234,420

Number of Rights you will receive for each
outstanding share of common stock you own on the
Record Date........................................        One Right for every one share*

Number of shares of common stock you may purchase
with your Rights at the Subscription Price
per share..........................................        One share for every three Rights**

Subscription Price.................................        87% of the NAV on the Pricing Date.

Estimated Subscription Price.......................        $[EstimatedSubscriptionPrice]

* The number of Rights to be issued to a stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three.

** Stockholders will be able to acquire additional shares of common stock pursuant to the Over-Subscription Privilege in certain circumstances.

Important Dates for the Rights Offering

Record Date........................................        November 4, 2003
Subscription Period................................        November 4, 2003 to November 21, 2003*
Pricing Date ......................................        November 21, 2003*
Subscription Certificate and Payment of Shares Due**       November 21, 2003
Notice of Guaranteed Delivery Due**................        November 21, 2003
Confirmation to Participants.......................        December 4, 2003
Final Payment of Shares (if any) Due(***)..........        December 18, 2003

* Unless the Rights Offering is extended to a date no later than [December 5, 2003].

** Record Date Stockholders (defined below) exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with the estimated payment or (ii) a Notice of Guaranteed Delivery. If a Notice Guaranteed Delivery is provided, the subscription certificate must be received by the Subscription Agent on or before November 26, 2003.

*** Additional amounts may be due at settlement for additional shares purchased upon exercising Rights because the Estimated Subscription Price may be less than the actual Subscription Price. See "The Offering
         - Payment for Shares."

Key Elements of the Rights Offering
One-for-three Offering.............      The Rights Offering will give stockholders on the Record Date ("Record
                                         Date Stockholders") the "right" to purchase one new share of common stock for every three Rights received. Amounts not divisible by three will be rounded up to allow the purchase of one whole share. For example, if you own 100 shares of common stock on the Record Date, you will receive 102 Rights entitling you to purchase 34 new shares of common stock of the Fund. Stockholders will be able to exercise all or some of their Rights. However, stockholders who do not exercise all of their Rights will not be able to participate in the Over-Subscription
                                         Privilege. See "Over-Subscription Privilege" below.

Transferable Rights................      The Rights issued in the Rights Offering will be "transferable," will be traded on the NYSE, and will afford non-subscribing stockholders the option of selling their Rights on the NYSE or through the Subscription
                                         Agent. Selling the Rights allows a non-exercising stockholder (i.e., a stockholder who does not wish to purchase additional shares) the ability to offset some of the economic dilution that would otherwise occur. See
                                         "Risk Factors and Special Considerations - Dilution" for a further discussion. In contrast, in a non-transferable rights offering (i.e., an offering where the rights cannot be traded), non-exercising stockholders would experience full economic dilution. There can be no assurance that a liquid trading market will develop for the Rights or that the price at which such Rights trade will approximate the amount of economic dilution otherwise realized by a non-exercising stockholder. The period during which Rights will trade will be limited and, upon expiration of the
                                         Subscription Period, the Rights will cease to trade and will have no residual value.

Subscription Price.................      New shares of common stock issued upon exercise of Rights will be sold at a price equal to 87% of the NAV on the expiration of the Subscription
                                         Period (the "Pricing Date").

Over-subscription Privilege........      If all of the Rights initially issued are not exercised by Record Date
                                         Stockholders, any unsubscribed shares of common stock will be offered to other Record Date Stockholders who have fully exercised the Rights initially issued to them and who wish to acquire additional shares (the
                                         "Over-subscription Privilege"). If registered shares of common stock are insufficient to honor all over-subscriptions, the available shares will be allocated pro-rata among those who over-subscribe based on the number of Rights originally issued to them. Affiliates of the Fund and Adviser
                                         (defined below) may or may not exercise their over-subscription privilege. If these affiliates fully exercise their over-subscription privilege, under certain circumstances (e.g., low stockholder participation in the Rights Offering, the trading of the Rights and the over-subscription privilege), these affiliates could substantially increase their percentage ownership in the Fund at an advantageous price.

Method for Exercising Rights.......      Except as described below, subscription certificates evidencing the
                                         Rights ("Subscription Certificates") will be sent to Record Date
                                         Stockholders or their nominees.  If you wish to exercise your Rights, you may do so in the following ways:

                                                  1. Complete, sign and date the Subscription Certificate. Enclose it in the envelope provided, together with payment in full and mail or deliver the envelope to the Subscription Agent at the address indicated on the Subscription
                                         Certificate calculating the total payment on the basis of the Estimated
                                         Subscription Price of [EstimatedSubscriptionPrice] per share (i.e., the Estimated
                                         Subscription Price based on the Fund's NAV and market price on October 30,
                                         2003). Your Subscription Certificate and payment must be received by the
                                         Expiration Date. Payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the United States and must be payable to 1838 Bond-Debenture Trading Fund.

                                                  2. Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third Business Day after the Expiration Date. For purposes of this prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the
                                         Expiration Date. Rights holders will have no right to rescind a purchase after the Subscription Agent has received the Subscription Certificate or Notice of Guaranteed Delivery. See "The Rights Offering--Method of
                                         Exercising Rights" and "The Rights Offering--Payment for Shares." The
                                         Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Fleet Bank pending distribution of the shares from the Rights Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

Stockholder inquires should be directed to Georgeson Shareholder Communications, Inc. (the "Information Agent")
at (866) 295-8192.

Sale of Rights.....................      The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the
                                         NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the
                                         Subscription Agent on or before November 20, 2003, one Business Day prior to the Expiration Date, due to normal settlement procedures.
                                         Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription
                                         Certificates are mailed to Record Date stockholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The Fund's common stock will begin trading ex-Rights two Business Days prior to the Record Date.
                                         Trading "ex-Rights" means that shares of common stock traded at such time will not carry with them the benefit of the Rights to be issued in the Rights Offering. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the price actually received by the
                                         Subscription Agent on the day the Rights are sold. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights.

Stockholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.

Offering Fees and Expenses........       The Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription
                                         Price for the shares issued pursuant to the Rights Offering. The Dealer Manager will reallow to certain other broker-dealers in the soliciting group formed by the Dealer Manager solicitation fees of 1.875% of the Subscription Price for shares issued pursuant to the Rights Offering as a result of their selling efforts, subject to a maximum.

                                         The Dealer Manager may purchase unsubscribed for shares at the Subscription
                                         Price less a 3.75% discount and may resell such shares to broker-dealers that are members of a selling group at the Subscription Price less a selling concession not in excess of 1.50%. The Dealer Manager may allow, and the selling members may reallow, a concession of not more than 0.50% to other brokers and dealers as described in this prospectus. Other offering expenses incurred by the
                                         Fund are estimated at $315,000, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the
                                         Offering.

Restrictions on Foreign
Stockholders .....................       The Fund will not mail Subscription Certificates to stockholders whose record addresses are outside the United States or who have an APO or FPO address.
                                         Stockholders whose addresses are outside the United States or who have an APO or
                                         FPO address and who wish to subscribe to the Rights Offering either partially or in full should contact the Subscription Agent by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration
                                         Date. If the Subscription Agent has received no instruction by such date, the
                                         Subscription Agent will attempt to sell all Rights and remit the actual proceeds, if any, to such stockholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the price actually received by the
                                         Subscription Agent on the day the Rights are sold.

Use of Proceeds....................      The net proceeds of the Offering are estimated to be approximately
                                         [NetProceedstoFund]. This figure is based on the Estimated Subscription Price per share of [$18.44] and assumes all shares offered are sold and that the expenses related to the Offering estimated at approximately $315,000 are paid.
                                         The Adviser anticipates that it will take no longer than three months for the
                                         Fund to invest these proceeds in accordance with its investment objective and policies under current market conditions. Pending investment, the proceeds will be invested in short-term debt instruments. See "Use of Proceeds" below.

Information Regarding the Fund


         1838 Bond-Debenture Trading Fund is a diversified, closed-end management investment company organized as a Delaware corporation on June 7, 1971. Its investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund will seek capital appreciation and gain principally by engaging in short-term trading of higher quality debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities. The Fund may invest up to 25% of its assets in below investment grade securities (also known as "junk bonds"), and may, but has no current plans to, borrow funds to purchase securities. For historical reasons, the Fund will invest at least 10%, but not more than 25%, of its assets in securities of issuers in the electric utility industry. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be achieved. As of October 17, 2003, the Fund had 3,673,258 shares of common stock outstanding. The Fund's common stock trades on the NYSE under the symbol "BDF." The average weekly trading volume of the common stock on the NYSE during the nine months ended September 30, 2003 was 18,079 shares. As of October 17, 2003, the aggregate net assets of the Fund were approximately $78 million.


Information Regarding the Adviser

         1838 Investment Advisors, LLC (the "Adviser") acts as the investment adviser to the Fund. The Adviser's officers and employees have substantial experience in evaluating and investing in debt securities. The Fund pays the Adviser a fee equal to, on an annual basis, 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess. See "Management of the Fund - Investment Adviser."

Risk Factors and Special Considerations

Dilution....................      If you do not exercise all of your Rights, you will likely own a smaller proportional interest in the Fund when the Rights Offering is over (i.e., proportional dilution). In addition, whether or not you exercise your Rights, because the Subscription Price (and net proceeds to the Fund) will be below the
                                  Fund's net asset value per share on the Expiration Date the per share net asset value of your shares will be diluted (reduced) immediately as a result of the
                                  Offering (i.e., economic dilution). See "Risk Factors and Special Considerations -
                                  Dilution," on page 32 herein.

Discount From NAV...........      Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount").  The possibility that the Fund's shares will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease.  The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Below Investment Grade
Securities..................      The Fund may invest up to 25% of its total assets in debt securities rated Ba or
                                  B by Moody's Investor Service, Inc. or BB or B by Standard & Poor's Corporation
                                  or in unrated securities of comparable quality. Such securities are commonly known as "high yield securities" and sometimes as "junk bonds." The Fund may also invest no more than 10% of its total assets in debt securities rated B by
                                  Moody's or Standard & Poor's or in unrated securities of comparable quality.
                                  Investors should recognize that the high yield securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative.

Electrical Industry Risks...      The Fund will invest at least 10%, but not more than 25%, of its assets in companies involved in the electrical utility industry and, as a result, the value of the Fund's shares will be susceptible to factors affecting these types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including compliance with environmental regulations.

Anti-takeover Provisions....      The Fund's Charter contains anti-takeover provisions.  These provisions require the affirmative vote or consent of the holders of at least 80% of the outstanding shares of the Fund in order to approve certain business combinations, liquidate or dissolve the Fund, transfer all or substantially all of the assets of the Fund or convert the Fund from a closed-end to an open-end investment company (unless such conversion has been approved by majority of the directors and a majority of the stockholders of the Fund).  The overall effect of these provisions is to render the accomplishment of a business combination or the assumption of control by a principal stockholder or third party more difficult.  These provisions may have the effect of depriving you of an opportunity to sell your shares at a premium above the prevailing market price.  See "Capitalization - Anti-takeover Provisions in the Charter" and "Risk Factors and Special Considerations - Anti-Takeover
                                  Provisions in Charter."

                                    FEE TABLE

Stockholder Transaction Expenses
         Sales Load (as a percentage of the offering price)(1)...............................     3.75%
         Dividend Reinvestment Plan Fees.....................................................     None


Annual Fund Expenses (as a percentage of net assets attributable to common shares)(2)
         Management Fees.....................................................................     0.55%(3)
         Interest Payments on Borrowed Funds.................................................     0.00%
         Other Expenses......................................................................     0.26%
         Total Annual Expenses...............................................................     0.81%

         (1) The Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to 3.75% of the aggregate subscription price for shares issued pursuant to the offer. The Dealer Manager will reallow to broker-dealers included in the soliciting group to be formed and managed by the Dealer Manager, solicitation fees equal to 1.875% of the subscription price per share for each share issued pursuant to the Rights Offering as a result of their soliciting efforts, subject to a maximum. The Fund has also agreed to reimburse the Dealer Manager for its expenses relating to the Offering up to an aggregate of $100,000. In addition, the Fund has agreed to pay fees to the Subscription Agent and the Information Agent (as defined in this prospectus), estimated to be $50,000 and $12,500 respectively, for their services related to the offer, which includes reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's stockholders, including those stockholders who do not exercise their rights.

         The Dealer Manager may purchase unsubscribed for shares at the Subscription Price less a 3.75% discount and may resell such shares to broker-dealers that are members of a selling group at the Subscription Price less a selling concession not in excess of 1.50%. The Dealer Manager may allow, and the selling members may reallow, a concession of not more than 0.50% to other brokers and dealers.

         (2) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offering assuming that all of the Rights are exercised.


         (3) The Fund pays the Adviser an annual fee of 0.625% on the first $40 million of the Fund's month-end net assets, and 0.50% on assets in excess of $40 million.

         The purpose of the above table is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly.


---------------------------------------------------------------- ----------- ------------- ------------- -------------
Example                                                            1 Year      3 Years       5 Years       10 Years
---------------------------------------------------------------- ----------- ------------- ------------- -------------
You would pay the following  expenses on a $1,000 investment         $8          $26           $45           $100
assuming a 5% annual return:
---------------------------------------------------------------- ----------- ------------- ------------- -------------


         This example should not be considered a representation of past or future expenses or rate of return. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund - Expenses of the Fund" in this prospectus and the SAI.

                              FINANCIAL HIGHLIGHTS


         The table below sets forth selected financial data for a share of common stock outstanding throughout each period presented. The financial highlights as of and for each annual period presented, except for the fiscal year ended March 31, 2003, have been audited by PricewaterhouseCoopers LLP, as stated in their report, which is incorporated by reference into the SAI. On December 19, 2002, the Board approved a change of the Fund's independent auditors from PricewaterhouseCoopers to Tait, Weller and Baker for the fiscal year ended March 31, 2003; the financial highlights as of or for the fiscal year ended March 31, 2003 have been audited by Tait, Weller and Baker as stated in their report, which is incorporated by reference into the SAI. The financial highlights for the six-month period ended September 30, 2003 are unaudited and are included in the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into or are included in the SAI. The table below contains per share operating performance data, total investment returns, ratios to average net assets and other supplemental data.

                                                 Six months
                                                   ended
                                                September 30,                   Year Ended March 31,
                                                    2003       ------------------------------------------------------
                                                 (Unaudited)     2003        2002       2001        2000        1999
                                                -------------  -------     -------     -------    -------     -------
Per Share Operating Performance:
     Net asset value, beginning of period...       $ 21.50     $ 20.13     $ 20.95     $ 20.39    $ 22.20     $ 22.70
                                                   -------     -------     -------     -------    -------     -------
     Net investment income..................          0.62        1.31        1.24(1)     1.45       1.47        1.52
     Net realized and unrealized gain/(loss)
           on investments...................          0.56        1.45       (0.62)(1)    0.56      (1.81)      (0.41)
                                                   -------     -------     -------     -------    -------     -------
Total from investment operations............          1.18        2.76        0.62        2.01      (0.34)       1.11
                                                   -------     -------     -------     -------    -------     -------
Less Distributions:
     Dividends from net investment income...         (1.02)      (1.34)      (1.43)      (1.45)     (1.47)      (1.48)
     Distributions from net realized gain...             -           -           -           -          -       (0.13)
     Distributions from tax return
           of capital.......................             -       (0.05)      (0.01)      (0.01)         -           -
                                                   -------     -------     -------     -------    -------     -------

Total distributions.........................         (1.02)      (1.39)      (1.44)      (1.45)     (1.47)      (1.61)
                                                   -------     -------     -------     -------    -------     -------

Net asset value, end of period..............       $ 21.66     $ 21.50     $ 20.13     $ 20.95    $ 20.39     $ 22.20
                                                   =======     =======     =======     =======    =======     =======

Per share market price, end of period.......       $ 19.80     $ 20.65     $ 19.34     $ 19.27    $ 16.88     $ 20.69
                                                   =======     =======     =======     =======    =======     =======

Total Investment Return(2)
Based on market value.......................          0.96%      14.55%       7.96%      23.91%    (11.67)%      7.28%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)........       $79,556     $78,973     $73,995     $76,970    $74,892     $81,559
     Ratio of expenses to average
        net assets..........................          0.93%*      0.91%       0.86%       0.91%      0.88%       0.77%
     Ratio of net investment income to
        average net assets..................          5.75%*      6.39%       6.73%(1)    7.20%      7.09%       6.70%
     Portfolio turnover rate................          4.85%      12.27%      10.87%      12.39%     10.21%      17.89%
Number of shares outstanding at end
     of period (in 000's)...................         3,673       3,673       3,673       3,673      3,673       3,673

 *       annualized

(1) As required, effective April 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

                                    THE FUND

         1838 Bond-Debenture Trading Fund is a diversified, closed-end management investment company organized as a Delaware corporation on June 7, 1971. Its investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. It will seek capital appreciation and gain principally by engaging in short-term trading of higher quality debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities. The Fund may invest up to 25% of its assets in below investment grade securities (also known as "junk bonds"), and may, but has no current plans to, borrow funds to purchase securities. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be achieved.


         As of October 17, 2003, the Fund had 3,673,258 shares of common stock outstanding. The Fund's common stock is publicly held and is listed and traded on the NYSE under the symbol "BDF." The average weekly trading volume of the common stock on the NYSE during the nine months ended September 30, 2003 was 18,079 shares. As of October 17, 2003, the aggregate net assets of the Fund were approximately $78 million, the NAV per share was $21.19, the share price was $19.63, and the discount was 7.36%. Historically, the Fund's common stock has traded at a discount to its NAV.


         The following table sets forth, for the periods indicated, the high and low closing sales prices for the shares on the NYSE, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

                                Share Price Data

                                   NAV Preceding                                         NAV Preceding      Discount
  Quarter       High Closing        High Sales           Discount        Low Closing       Low Sales        as % of
   Ended         Sales Price           Price            as % of NAV      Sales Price         Price             NAV
------------    --------------    ----------------    ---------------    -------------   ---------------    ----------
    9/30/03        $ 21.84            $ 22.43             2.63%            $ 18.39          $ 20.77          11.46%
    6/30/03        $ 21.95            $ 23.14             5.14%            $ 20.26          $ 21.38           5.24%
    3/31/03        $ 20.99            $ 21.60             2.82%            $ 19.42          $ 20.97           7.39%
   12/31/02        $ 20.20            $ 21.10             4.27%            $ 19.02          $ 19.75           3.70%
    9/30/02        $ 20.10            $ 20.56             2.24%            $ 19.00          $ 20.05           5.24%
    6/30/02        $ 19.66            $ 20.18             2.58%            $ 18.73          $ 20.28           7.64%
    3/31/02        $ 20.20            $ 20.42             1.08%            $ 18.86          $ 20.21           6.68%
   12/31/01        $ 20.19            $ 20.87             3.26%            $ 18.90          $ 20.54           7.98%
    9/30/01        $ 20.35            $ 21.29             4.42%            $ 19.13          $ 20.38           6.13%
    6/30/01        $ 19.61            $ 20.71             5.31%            $ 18.45          $ 20.36           9.38%
    3/31/01        $ 19.45            $ 20.89             6.89%            $ 18.94          $ 20.21           6.28%

                                  THE OFFERING

Terms of the Offering


         The Fund is issuing to its holders of common stock on the Record Date ("Record Date Stockholders") Rights to subscribe for additional shares of the Fund's common stock. Each Record Date Stockholder will receive one transferable Right for each share of common stock owned on the Record Date. The Rights entitle the holder to acquire one share of common stock at the Subscription Price for every three Rights held. The number of Rights to be issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of common stock held of record by Cede & Co., as nominee for the Depository Trust Company, or any other depository or nominee (which may be the case if you hold your shares in street name), the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on November 10, 2003 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period which commences on November 4, 2003, and ends at 5:00 p.m., New York Time, on November 21, 2003 (the "Subscription Period"), unless extended by the Fund to a date not later than December 5, 2003, at 5:00 p.m., New York Time. See "Expiration of the Rights Offering" below. The right to acquire one additional share of common stock for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."

         In addition, any Record Date Stockholder who fully exercises all Rights initially issued to him, her or it is entitled to subscribe for shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of shares a Record Date Stockholder may acquire pursuant to the Rights Offering, broker-dealers whose shares are held of record by Cede, as nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege." Holders of Rights who are not Record Date Stockholders may purchase common stock in the Primary Subscription, but are not entitled to subscribe for common stock pursuant to the Over-Subscription Privilege.

         Officers of the Adviser have indicated to the Fund that the Affiliated Parties, as Record Date Stockholders, have been authorized to purchase common stock through the Primary Subscription and the Over-Subscription Privilege to the extent the common stock becomes available to them in accordance with the Primary Subscription and the allotment provisions of the Over- Subscription Privilege. Such over-subscriptions by the Affiliated Parties may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding shares of the Fund. Any common stock acquired in the Rights Offering by the Affiliated Parties as "affiliates" of the Fund, as that term is defined under the Securities Act of 1933 (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly reported trading volume of the common stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of shares so acquired, if the shares are held for a period of less than six months, will be returned to the Fund.

         Rights will be evidenced by certificates ("Subscription Certificates"). The number of Rights issued to each Record Date Stockholder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercising Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Common stock issued pursuant to an exercise of Rights will be listed and available for trading on the NYSE.

         The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. For purposes of this prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE. Trading of the Rights on the NYSE will be conducted on a when issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Stockholders and thereafter will be conducted on a regular way basis until and including the last Exchange trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The underlying shares of common stock will also be admitted for trading on the NYSE.

         After the expiration of the Subscription Period, the Dealer Manager may offer shares of common stock not subscribed for to the public at the Subscription Price or to other dealers at the Subscription Price less a selling concession.

Purpose of the Offering

         The Board of Directors of the Fund (the "Board") has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment. In order to assist the Board in making such determination, the Fund retained a consultant to identify and analyze the factors the Board should consider in making its determination and to provide recommendations regarding the structure, timing and terms of an offering. The Board considered, among other things, using fixed pricing versus variable pricing for the Offering, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering and the effect on the Fund if the Rights Offering is undersubscribed.

         Among the numerous reasons for the Fund's conducting the Offering, management has emphasized the following two primary reasons:

         Taking Advantage of Investment Opportunities. As of the date of this prospectus, the Fund is fully invested in accordance with its investment objective. The recent increases in interest rates afford an attractive opportunity for fixed income investment. For example, the yield on the benchmark 10-year Treasury notes has risen from a low of 3.11% on June 13, 2003 to 4.35% at the date of this prospectus, and yields on 30-year bonds have risen from 4.17% to 5.21% over the same time period, while yields on 3-month Treasury bills have risen only from 0.85% to 0.95%. Federal Reserve Chairman Greenspan suggested during recent congressional testimony that short-term rates may remain at historically low levels for some time. The rise in rates increases the yield advantage of longer term securities while mitigating the potential principal loss from rising rates.

         During the recent past, corporate balance sheet and liquidity improvements have led to improvement in yield spreads on corporate bonds relative to benchmark Treasury yields. While the relative yield differential is not as attractive as at the time of maximum stress on the corporate sector, management believes that the strengthened balance sheets and improved market liquidity will result in significantly less volatility in yield spreads going forward. This reduced volatility will make investment in the corporate sector more predictable and less volatile from quarter to quarter.

         Another example of how rising interest rates may present investment opportunities lies in the mortgage-backed securities ("MBS") sector. Rising interest rates reduce prepayment risk. Extremely high MBS prepayment levels result in reinvestment risk for the portfolio. While investing in MBS is not a principal investment strategy of the Fund, to the degree that rising rates reduce that reinvestment risk, MBS can potentially add income while affording principal repayments for reinvestment, in a rising rate environment, in very high quality debt securities. The Fund portfolio has minimized exposure to the MBS sector to control reinvestment risk and reduce potential for income and dividend reductions in a low interest rate environment.

         Generally, Fund management believes that higher interest rates, a positively sloped yield curve, and more attractive relative characteristics of higher yielding sectors makes commitment of additional funds an attractive opportunity for stockholders.

         The Offering will permit the Fund to take advantage of such opportunities as they arise. When management identifies an investment opportunity, it wants to be able to take advantage of it quickly and make a significant investment, without having to sell current holdings to raise the cash necessary. Management believes that having the cash resources to accomplish these investments is advantageous in the current market.

         Spreading Expenses Across More Assets. As a closed-end fund gets smaller, its expense ratio (i.e., the ratio of expenses to fund assets) necessarily increases. This is because all funds have certain fixed costs (e.g., fidelity bonds, insurance, legal, accounting and printing costs, etc.) which are not charged in proportion to the fund's size. As a fund gets smaller, these fixed costs get spread over fewer assets, thus resulting in a higher expense ratio. The opposite occurs as a fund's assets increase, that is, the fixed costs are spread across a larger asset base thus resulting in a lower expense ratio.

         The current actual expense ratio ("Current Actual Expense Ratio") is estimated by management to be 0.91% on an annualized basis based on total current net assets of approximately $78 million (as of October 17, 2003). Fees paid to the Adviser comprise 0.57% of this Current Actual Expense Ratio, and this percentage is expected to lower to 0.55% as a result of increased assets pursuant to the Offering. The remaining component of the Current Actual Expense Ratio (i.e., 0.34%) consists primarily of expenses charged as a fixed-dollar amount (e.g., legal fees, customary proxy related expenses, administrative/internal accounting costs and insurance). Since these expenses are not charged on a percentage basis, they do not tend to be significantly affected by increases or decreases in the Fund's total net assets. Using the actual expenses incurred by the Fund during fiscal year ending March 31, 2003, the fixed-dollar expenses totaled $257,163, or 0.33% of current total net assets. It is this fixed-dollar amount that would be spread over the larger asset base from the Offering and thus result in a decrease in the Current Actual Expense Ratio. Assuming that (i) the Subscription Price is $18.44 (i.e., 87% of the Fund's NAV on October 17, 2003), and (ii) the Rights Offering is fully subscribed, the Fund's estimated expense ratio would be 0.81%. This compares favorably to the Current Actual Expense Ratio of 0.91% - a difference of 0.10% per annum - representing a significant increase in operating efficiency. This difference is much smaller if certain expenses that management does not consider to be typical operating expenses are excluded.


         Other reasons supporting the Offering include the following:

         Increased Liquidity. The larger number of shares of common stock outstanding after the Offering should help create a more efficient and active market for the Fund's shares and reduce the effect of individual transactions on market price, all of which are believed generally to increase liquidity. In addition, by making the Rights transferable, there is a good probability that the number of stockholders in the Fund will increase after the Offering, which would also increase the likelihood of greater liquidity in the Fund's shares.

         Better Trade Execution. Larger funds can buy "in quantity" and can sometimes receive better execution and lower commissions from brokers because of their size.

         Retaining Good Investments. In a closed-end investment company like the Fund, the lack of new capital to invest, generated through the sale of a fund's securities, limits the fund's ability to take advantage of new attractive opportunities as they may arise in the future. Rather than sell good investments to free up cash to take advantage of these new opportunities, the Adviser believes that stockholders are better served by raising more cash through the Offering. In addition, this approach, in the long-term, tends to be more tax-efficient by reducing the amount of capital gains realized by the Fund.

         Reduced Transaction Costs. The Rights Offering rewards existing stockholders by providing them an opportunity to purchase additional shares of common stock at a price that is below market value and net asset value without the transaction costs that would be associated with open-market purchases or initial public offerings (e.g., brokerage commissions and underwriting fees).

         Improving Analyst Coverage. Increasing the Fund's size may increase analyst coverage which may in turn stimulate investor interest in the Fund and ultimately result in narrowing and maintaining a narrow discount.

         It should be further understood by investors that the Fund's Adviser will benefit from the Offering because the Adviser's fee is based on the average net assets of the Fund. See "Management of the Fund." It is impossible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offering, the annual compensation to be received by the Adviser would be increased by approximately $107,971.

Subscription Price

         The Subscription Price for the common stock to be issued in the Rights Offering will be equal to 87% of the NAV on the Pricing Date. Management believes that this pricing formula (as opposed to a higher percentage discount or a pre-determined fixed price) will provide an incentive to stockholders (as well as others who might trade in the transferable Rights) to participate in the Offering and limit dilution to stockholders.

Over-Subscription Privilege

         If some Record Date Stockholders do not exercise all of the Rights initially issued to them to purchase common stock of the Fund, those Record Date Stockholders who have exercised all of the Rights initially issued to them will be offered, by means of the Over-Subscription Privilege, the right to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date Stockholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many shares of common stock they are willing to acquire pursuant to the Over-Subscription Privilege.

         The method by which the common stock will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows: Shares of common stock will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of shares is not subscribed for through the exercise of the Primary

Subscription by the Expiration Date. If the shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional shares) among those Rights holders exercising the Over-Subscription Privilege, in proportion, not to the number of shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any Rights holder being allocated a greater number of Excess Shares than the Rights holder subscribed for pursuant to the exercise of such Rights holder's Over-Subscription Privilege, then the Rights holder will be allocated only such number of Excess Shares as such Rights holder subscribed for and the remaining Excess Shares will be allocated among all other Rights holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

  Holder's Record Date Position
-----------------------------------------     X      Excess Shares Remaining
Total Record Date Position by All
         Over-Subscribers


         The Fund will offer at a 3.75% discount to the Subscription Price any shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege to the Dealer Manager. The Dealer Manager may, but is not required, to purchase shares not subscribed for and resell such shares to the public at the Subscription Price. The Dealer Manager also may resell such shares to other dealers at the Subscription Price, less a selling concession.

Expiration of the Rights Offering

         The Rights Offering will expire at 5:00 p.m., New York Time, on the Expiration Date (November 21, 2003), unless extended by the Fund to a date not later than December 15, 2003, at 5:00 p.m., New York Time (the "Extended Expiration Date"). Rights will expire on the Expiration Date (or Extended Expiration Date as the case may be) and thereafter may not be exercised.

Subscription Agent

         The Subscription Agent is EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts, 02021, which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $50,000 and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Transfer Agent, Registrar and Dividend Paying Agent with respect to the common stock. Questions regarding the Subscription Certificates should be directed to EquiServe, Corporate Actions, 161 Bay State Road, Braintree, Massachusetts 02184 (telephone 1-800-426-5523). SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO EQUISERVE by one of the methods described below. The Fund reserves the right to accept Subscription Certificates actually received on a timely basis at any of the addresses listed.

         (1)  By First Class Mail:                            EquiServe Trust Company, N.A.
                                                              P. O. Box 859208
                                                              Braintree, MA 02185-9208

         (2)  By Express Mail of Overnight Courier:           EquiServe Trust Company, N.A.
                                                              161 Bay State Road
                                                              Braintree, MA 02184

         (3)  By Hand:                                        Securities Transfer and Reporting Services, Inc.
                                                              c/o EquiServe
                                                              100 Williams Street Galleria
                                                              New York, N.Y. 10038

         (4)  By Facsimile:                                   (781) 380-3388
              Confirm by telephone to:                        (781) 843-1833 ext. 200

         DELIVERY TO AN ADDRESS OR VIA FACSIMILE OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

Information Agent

         Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                   The Information Agent for the Offering is:

                   Georgeson Shareholder Communications, Inc.
                          17 State Street - 10th Floor
                               New York, NY 10004

                     Banks and Brokers Call: (212) 440-9800
                    All Others Call Toll Free: (866) 295-8192

         The Information Agent will receive a fee estimated to be $12,500 and reimbursement for out-of-pocket expenses related to the Offering.

         Stockholders may also contact their brokers or nominees for information with respect to the Rights Offering.

Method of Exercising Rights

         Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the shares as described below under "Payment for Shares." Rights holders may also exercise Rights by contacting a broker, bank or trust company who can arrange, on behalf of the Rights holder, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged for this service. Completed Subscription Certificates and full payment for the shares subscribed for must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares") at one of the offices of the Subscription Agent at the addresses set forth above.

         Qualified financial institutions that hold shares as nominee for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. For purposes of this Prospectus, "Qualified Financial Institution" shall mean a registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of common stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owners' instructions.

         Stockholders who are registered holders can choose between either option set forth under "Payment for Shares" below.

Payment for Shares

         Payment for shares shall be calculated by multiplying the Estimated Subscription Price of $____ per share times the sum of (i) the number of Rights held and intended to be exercised in the Primary Subscription, plus (ii) the number of additional shares for which a stockholder wishes to over-subscribe under the Over-Subscription Privilege. For example, if a stockholder receives 300 Rights and wishes to subscribe for 100 shares of common stock in the Primary Subscription, and also wishes to over-subscribe for 50 additional shares pursuant to the Over-Subscription Privilege, he, she or it would send in [EstimatedSubscriptionPrice] x 100 plus [EstimatedSubscriptionPrice] x 50. Rights holders who wish to acquire shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

         a. If, prior to 5:00 p.m., New York Time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a NYSE member firm guaranteeing delivery of
                  (i) payment of the Estimated Subscription Price of $ _____ per share for the shares subscribed for in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Subscription Agent prior to 5:00 p.m., New York Time, on the third Business Day after the Expiration Date (the "Protect Period").

         b. Alternatively, a stockholder can, together with the properly completed and executed Subscription Certificate, send payment for the shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $_____ per share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York Time, on the Expiration Date.

         If the Estimated Subscription Price is greater than the actual Subscription Price, the excess payment will be applied toward the purchase of additional shares to the extent that there remain unsubscribed shares available after the Primary and Over-Subscription allocations are completed and a Rights holder desires to purchase additional shares pursuant to his, her or its Over-Subscription Privilege. To the extent that sufficient unsubscribed shares are not available to apply all of the excess payment toward the purchase of such additional shares, available shares will be allocated in the manner consistent with that described in the section entitled "Over-Subscription Privilege" above. Any excess payment will be refunded to you to the extent that additional shares are unavailable.

         A PAYMENT PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

         Within five (5) Business Days following the completion of the Protect Period, a confirmation will be sent by the Subscription Agent to each stockholder (or, if the Fund's shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of shares acquired pursuant to the Primary Subscription; (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the Subscription Price and total purchase price for the shares; and (iv) any additional amount payable by such stockholder to the Fund (e.g., if the Estimated Subscription Price was less than the Subscription Price on the Pricing Date) or any excess to be refunded by the Fund to such stockholder (e.g., if the Estimated Subscription Price was more than the Subscription Price on the Pricing Date). Any additional payment required from a stockholder must be received by the Subscription Agent prior to 5:00 p.m., New York Time, on the tenth Business Day after the Confirmation Date, and any excess payment to be refunded by the Fund to such stockholder will be mailed by the Subscription Agent within ten (10) Business Days after the Confirmation Date. All payments by a stockholder must be made in United States Dollars by money order or by checks drawn on banks located in the Continental United States payable to "1838 Bond-Debenture Trading Fund."

         Whichever of the above two methods is used, issuance and delivery of certificates for the shares of common stock subscribed for are subject to collection of funds and actual payment pursuant to any notice of guaranteed delivery.

         The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account at Fleet Bank pending distribution of the shares from the Rights Offering. All interest will accrue to the benefit of the Fund and investors will not earn interest on payments submitted.

         YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY.

         If a holder of Rights who acquires shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the shares purchased by the holder in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed shares and to enforce the relevant guaranty of payment.

         Holders who hold shares of common stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owners so instruct, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of common stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

         The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the Subscription Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York Time, on the Expiration Date. Because uncertified personal checks may take at least five Business Days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Method of Transferring Rights

         Sales through Subscription Agent. Rights holders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent by 4 p.m. on November 20, 2003 (or if the Rights Offering is extended, until a comparable number of Business Days before the final Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its reasonable best efforts to complete the sale; and the Subscription Agent will remit the proceeds of sale to the Rights holders within 5 days after the Expiration Date to the extent practicable. No brokerage commissions will be charged to holders who elect to direct the Subscription Agent to sell their Rights, and the Fund will pay to the Subscription Agent a one time fee of $2.50 for a stockholder to sell any or all of his Rights. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the price actually received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made at the price actually received on behalf of the nonclaiming stockholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming stockholders until such proceeds are either claimed or become subject to escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the NYSE.

         Other Transfers. The Rights are transferable and will be admitted for trading on the NYSE. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels until the Expiration Date. In such case, you will need to instruct your broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on the Expiration Date. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rights holder or, if the transferring Rights holder so instructs, to an additional transferee.

         Except for the fees charged by the Subscription Agent and Dealer Manager, including the one time $2.50 fee per stockholder related to sales through the Subscription Agent, all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights and none of such commissions, fees or expenses will be paid by the Fund, the Dealer Manager or the Subscription Agent. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through, the facilities of DTC.

Delivery of Stock Certificates

         Stock certificates representing shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the shares has been received and cleared. Stock certificates representing shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected.

Foreign Restrictions

         Subscription Certificates will only be mailed to Record Date Stockholders whose addresses are within the United States (other than an APO or FPO address). Record Date Stockholders whose addresses are outside the United States or who have an APO or FPO address and who wish to subscribe to the Rights Offering either in part or in full should contact the Subscription Agent (EquiServe), by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the Rights Offering may be made to any such stockholder. If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Fund has determined that the Rights Offering may not be made to a particular stockholder, the Subscription Agent will attempt to sell all of such stockholder's Rights and remit the actual proceeds, if any, to such stockholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the price actually received by the Subscription Agent on the day the Rights are sold.

Federal Income Tax Consequences Associated With the Rights Offering

         The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Stockholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the NYSE). The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect but does not address any state, local or foreign tax consequences of the Rights Offering. The discussion assumes, as is expected, that the fair market value of the Rights distributed to all of the Record Date Stockholders will be less than 15% of the total fair market value of all of the Fund's common stock as of the Record Date.

         For purposes of the following discussion, the term "Old Share" shall mean a currently outstanding share of the Fund's common stock with respect to which a Right is issued and the term "New Share" shall mean a newly issued share of the Fund's common stock that is received upon the exercise of a Right.

All Record Date Stockholders

         Neither the receipt nor the exercise of Rights by a Record Date Stockholder will result in taxable income to such stockholder for federal income tax purposes regardless of whether or not the stockholder makes the below-described election which is available under
         Section 307(b)(2) of the Code (a "Section 307(b)(2) Election").

         If a Record Date Stockholder makes a Section 307(b)(2) Election, the stockholder's federal income tax basis in any Right received pursuant to the Rights Offering will be equal to a portion of the stockholder's existing federal income tax basis in the related Old Share. If made, a
         Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Stockholder. A Section 307(b)(2) Election is made by attaching a statement to the Record Date Stockholder's federal income tax return for the taxable year which includes the Record Date. Record Date Stockholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

Record Date Stockholders Making a Section 307(B)(2) Election

         Lapse of Rights. If a Record Date Stockholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the stockholder retains a Right but allows it to lapse without exercise. Moreover, the existing federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

         Exercise of Rights. If an electing Record Date Stockholder exercises a Right, the stockholder's existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the Record Date (effectively reducing the stockholder's basis in his Old Share). Upon such exercise of the stockholder's Rights, the New Shares received by the stockholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the stockholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Stockholder. In addition, if a Record Date Stockholder exercises a Right and later sells the related Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the stockholder's original basis in the Old Share that was allocated to the related Right as described above.

         Sale of Rights. If an electing Record Date Stockholder sells a Right, he will recognize a gain or loss equal to the difference between the amount received for such Right and the federal income tax basis of the Right computed as set forth above under "Exercise of Rights". Any such gain or loss will be capital gain or loss (if the Right is held as a capital asset at the time of its sale) and the Record Date Stockholder's holding period for the Right will include the stockholder's holding period for the related Old Share. Any such capital gain or loss will thus be long-term capital gain or loss if the related Old Share has been held by the Record Date Stockholder for more than one year at the time the Right is sold. In addition, if a Record Date Stockholder sells a Right and later sells the related Old Share, his gain on the sale of the Old Share will be increased (or his loss decreased) by the amount of the stockholder's original basis in the Old Share that was allocated to the Right as described above.

Record Date Stockholders Not Making a Section 307(B)(2) Election

         Lapse of Rights. If a Record Date Stockholder does not make a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the stockholder retains a Right but allows it to lapse without exercise. Moreover, the federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

         Exercise of Rights. If a non-electing Record Date Stockholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the stockholder by his broker, bank or trust company and other similar costs). If the Record Date Stockholder subsequently sells such New Shares (and holds such shares as capital assets at the time of their sale), the stockholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the stockholder's federal income tax basis in the New Shares as described above. Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Stockholder acquires the New Shares.

         Sale of Rights. If a non-electing Record Date Stockholder sells a Right, he will recognize a gain equal to the entire amount received for such Right. Any such gain will be a capital gain (if the Right is held as a capital asset at the time of its sale) and the Record Date Stockholder's holding period for the Right will include the stockholder's holding period for the related Old Share. Any such capital gain will thus be long-term capital gain if the related Old Share has been held for more than one year at the time the Right is sold. In addition, the Record Date Stockholder's federal income tax basis in the related Old Share will remain unchanged.

Secondary-Market Purchasers of Rights

         The exercise of Rights by a purchaser who acquires such Rights on the NYSE or in another secondary-market transaction will not result in taxable income to such purchaser.

         Lapse of Rights. A taxable loss will be realized by a purchaser who allows his Rights to expire without exercise. Such taxable loss will be equal to the purchaser's cost for the Rights (as increased by any brokerage costs and similar costs) and will be a short-term capital loss if the purchaser holds the Rights as capital assets at the time of their lapse.

         Exercise of Rights. A purchaser's basis for determining gain or loss upon the sale of a New Share acquired through the exercise of his Rights will be equal to the sum of the Subscription Price for the New Share plus the purchase price of the Rights that were exercised in order to acquire such New Share (with such Subscription Price and purchase price each being increased by any applicable servicing fees charged to the purchaser by his broker, bank or trust company and other similar costs). A purchaser's holding period for a New Share acquired upon exercise of a Right begins with the date of exercise of the Right. A taxable gain or loss recognized by a purchaser upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of its sale) and will be a long-term capital gain or loss if the New Share has been held at the time of its sale for more than one year.

         Sale of Rights. A taxable gain or loss recognized by a purchaser upon a sale of a Right will be a short-term capital gain or loss if the Right is held as a capital asset at the time of its sale.

Employee Plan Considerations

         Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of
         Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

         Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Dividend Distributions

         In addition, investors who exercise Rights will be buying shares of common stock shortly before the Fund normally declares taxable quarterly dividends and distributions. This is commonly known as "buying the dividend." The quarterly dividend and distribution may be taxable to stockholders even though a portion of it effectively represents a return of the purchase price of the shares bought.

                                 USE OF PROCEEDS

         The net proceeds of the Offering, assuming the Offering is fully subscribed, are estimated to be approximately $21.6 million, based on an Estimated Subscription Price of $18.44 per share, and after deducting expenses related to the Offering estimated at approximately $315,000. The foregoing estimate of the net proceeds of the Offering is based on the NAV of the Fund's shares on October 30, 2003. Accordingly, the assumptions and projections contained in this prospectus are subject to change significantly depending on changes in market conditions for the Fund's shares and performance of the Fund's portfolio. The Fund will invest the net proceeds of the Offering in accordance with its investment objective and policies. The Adviser anticipates that the proceeds will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and it is anticipated to take not more than approximately three months. Pending investment, the proceeds will be invested in short-term debt instruments.


                                 CAPITALIZATION

         The Fund is authorized to issue 10,000,000 shares of common stock, par value $1.00 per share. The Fund's common stock has no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and those shares issuable in the

Offering when issued will be, fully paid and non-assessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which has the effect of allowing holders of more than 50% of the shares to elect 100% of the directors then nominated for election is they choose to do so and, in such event, the holders of the remaining shares will be unable to elect any directors. The Fund holds an annual meeting of stockholders each year. The foregoing description and the description under "Anti-Takeover Provisions of the Charter" are subject to the provisions contained in the Fund's Charter and Bylaws.

         The following chart shows the number of shares of common stock authorized and outstanding as of October 17, 2003:

                                                               Amount Held by        Amount Outstanding Exclusive of
                                            Amount           Registrant or for        Amounts Held by Registrant or
Title of Class                            Authorized            its Account                  for its Account
------------------------------------    ----------------    ---------------------    ---------------------------------
Common stock, $1.00 par value             10,000,000                 0                          3,673,258


Repurchase of Common Stock

         Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund's common shares have in the past and may in the future trade at a discount to their net asset value. The market price of the Fund's common stock is determined by such factors as relative demand for and supply of such common stock in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund's stockholders do not have the right to require the Fund to redeem their common stock, the Fund may take action, from time to time, to repurchase its common stock in the open market or make tender offers for its common stock at its net asset value. This may, but will not necessarily, have the effect of reducing any market discount from net asset value. Because the Fund has never repurchased its common stock and has no present intention to do so, the Board has not established procedures and criteria applicable to repurchases of shares by the Fund.

Anti-takeover Provisions in Charter

         The Fund presently has provisions in its Charter (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Charter requires the affirmative vote of at least 80% of the votes entitled to be cast by common stockholders to approve, adopt or authorize the following:

         o Any merger or consolidation of the Fund with any other corporation (other than a corporation ninety percent or more of which is owned by the Fund);

         o Any transfer of all or substantially all of the assets of the Fund (other than in the regular course of business);

         o        Any liquidation or dissolution of the Fund;

         o Any amendment to the Charter to require the Fund to redeem or repurchase its shares at the option of the Fund's stockholders (i.e., convert to an open-end investment company); unless such action has been approved, adopted or authorized by a majority of the directors, in which case an affirmative vote by a majority of the shares shall be required; or

         o        Any amendment of the foregoing provisions in the Charter.

         The percentage of votes required under these provisions, which are greater than the minimum requirements under Delaware law or in the 1940 Act, make it more difficult to effect a change in the Fund's business or management and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board, however, has considered these anti-takeover provisions and believes they are in the best interests of stockholders.

                             MANAGEMENT OF THE FUND

Board of Directors

         The Board of Directors of the Fund is responsible for overseeing the overall management and operations of the Fund. The SAI contains additional information about the Fund's directors. Subject to the general supervision of the Board, the Adviser manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's securities, and maintains records relating to such purchases and sales.

Investment Adviser and Portfolio Management

         Investment Adviser. The Fund is advised by 1838 Investment Advisors, LLC (the "Adviser"), whose principal business address is 2701 Renaissance Boulevard, Fourth Floor, King of Prussia, Pennsylvania, 19406. The Adviser has been providing advisory services to the Fund since July 1998, and predecessors of the Adviser have provided advisory services since July 1988. As of October 17, 2003, the Adviser had a total of $3.85 billion in assets under management. The Adviser serves as an investment adviser to pension funds, endowments, insurance companies, high net worth individuals and several other investment companies. The Adviser is a wholly-owned subsidiary of MBIA Asset Management, LLC, which in turn is wholly owned by MBIA, Inc., a Connecticut corporation, whose common stock is a publicly traded on the New York Stock Exchange under the symbol "MBI." MBIA, Inc. is in the business of providing financial guarantee insurance and investment management and financial services to public finance clients and financial institutions on a global basis.

         Pursuant to an advisory agreement (the "Advisory Agreement") with the Fund dated December 31, 2000, the Adviser manages the investment and reinvestment of the Fund's assets, and administers the Fund's affairs, subject to the direction of the Fund's Board and officers. As compensation for its services, the Adviser is entitled to a fee equal to, on an annual basis, 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess. On May 7, 2003, the Board, including those persons who are interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons of such parties (the "Disinterested Directors"), approved an extension of the Advisory Agreement through May 2004. At the time of the approval of the latest extension, Mr. W. Thacher Brown, a director, was an interested person of the Fund. The Advisory Agreement was last submitted to a vote of the stockholders on July 22, 1998, in connection with the merger of the Fund's former adviser with MBIA Asset Management, LLC. The Advisory Agreement may be continued annually if approved by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). See the Fund's SAI for more information about the Fund's Investment Advisory Agreement.

         Portfolio Management.

                  John H. Donaldson, Director of the Adviser and President of the Fund, is principally responsible for the day-to-day management of the Fund's portfolio. Mr. Donaldson has acted as a portfolio manager of the Fund since 1988. Mr. Donaldson has been an employee of the Adviser, or its predecessors, since 1988.

                  Clifford D. Corso, Managing Director and Head of Fixed Income with the Adviser, has acted as a portfolio manager and analyst for the Fund since 1998. Since 1994, Mr. Corso has been Vice President and Senior Portfolio Manager at MBIA Capital Management Corp. From 1992 to 1994, Mr. Corso was Vice President and Co-head of Fixed Income Trading at Shields Alliance.

Benefit to the Adviser

         The Fund's Adviser will benefit from the Offering because the Adviser's fee is based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offering, the annual compensation to be received by the Adviser would be increased by approximately $107,971.

         The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offering. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the state in which the Fund is organized, the Board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the Securities and Exchange Commission has interpreted the 1940 Act as not requiring stockholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by a fund's board of directors that such offering would result in a net benefit to existing stockholders.

Accounting Agent

         The Fund's accounting agent is MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc. ("MBIA-MISC"). As compensation for its services, the MBIA-MISC receives an annual fixed fee of $25,000, which is paid by the Fund's Advisor.

Expenses of the Fund

         Except as indicated above, the Fund will pay all of its expenses, including fees of the directors not affiliated with the Adviser and board meeting expenses; fees of the Adviser and Administrator; interest charges; franchise and other taxes; organizational expenses; charges and expenses of the Fund's legal counsel and independent accountants; expenses of repurchasing shares; expenses of issuing any preferred shares or indebtedness; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchase or sale, or registering privately issued portfolio securities; expenses of fidelity bonding and other insurance expenses including insurance premiums; expenses of stockholders meetings; SEC and state registration fees; NYSE listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with this Offering and fees of any rating agencies retained to rate any preferred shares issued by the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. It will seek capital appreciation and gain principally by engaging in short-term trading of higher quality debt securities. The Fund may, but has no current plans to, borrow to obtain investment leverage. There can be no assurance that the Fund will achieve its objective.

Investment Policies - General

         The Fund will normally invest at least 80% of its assets in bonds and debentures. The Fund will provide stockholders with written notice at least 60 days prior to any change in this investment policy. Seventy-five percent of the Fund's assets will be invested in following types of higher quality, non-convertible debt securities (including bonds and debentures):

         o debt securities (with or without attached warrants) rated, at the time of purchase, within the four highest grades as determined by Moody's Investor Service, Inc. (i.e., Aaa, Aa, A or Baa) or Standard & Poor's Corporation (i.e., AAA, AA, A or
                  BBB) (collectively, the "NRSRO Rated Securities");

         o short-term debt securities ("debentures") which are not NRSRO Rated Securities, but which are obligations of issuers having, at the time of purchase, any NRSRO Rated Securities and which debentures are considered by the Adviser to have an investment quality comparable to NRSRO Rated Securities;

         o obligations of the United States Government, its agencies or instrumentalities; and

         o bank debt securities (with or without attached warrants) which, although not NRSRO Rated Securities, are considered by the Adviser to have an investment quality comparable NRSRO Rated Securities.

         The securities rated Baa by Moody's or BBB by Standard & Poor's held in this portion of the Fund's portfolio have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to result in an issuer of these types of securities having a weakened capacity to make principal and interest payments on such securities than would be the case of issuers with higher rated securities. The ratings criteria described above apply at the time of acquisition of the security. In the event that a security held in this portion of the Fund's portfolio is downgraded to below Baa or BBB, the Fund will no longer include such security in this portion of the Fund's portfolio. The Fund does not expect that the value of warrants in this part of its portfolio will often be significant. The Moody's and Standard & Poor's descriptions of the various rating categories, including the speculative characteristics of the lower categories, are set forth in Appendix A, "Ratings of Corporate Obligations and Commercial Paper."

         The balance of the Fund's investments is expected to be principally in debt securities that do not meet the standards described above and in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities in this part of the portfolio may be of lower quality and may not be rated by any nationally recognized securities rating organization ("NRSRO"). For a description of the characteristics and risks of such lower-rated debt securities, see "Below Investment Grade Corporate Bonds" below, and "Risk Factors and Special Considerations - Below Investment Grade Securities." All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants will be included in this part of the Fund's portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.


         The Fund focuses on a duration strategy. The Fund maintains its portfolio of securities with a relatively long duration so as to minimize the risk with respect to the Fund's income earnings, and therefore, dividend payments. The average duration of the Fund's portfolio is expected to be between six and ten years; however, depending on market conditions, this range may be shortened or lengthened.


         The Fund may purchase securities selling at a premium over or at a discount from their face amount.

         When the Adviser believes that market conditions make it appropriate, for temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

Fixed Income Investment Risks

         Changes in interest rates will cause the value of securities held in the Fund's portfolio to vary inversely to changes in prevailing interest rates. If, however, a security is held to maturity, no gain or loss will be realized as a result of changes in prevailing rates. The value of these securities will also be affected by general market and economic conditions and by the creditworthiness of the issuer. Fluctuations in the value of the Fund's securities will cause concomitant fluctuations in the net asset value per share of the Fund.

U.S. Government Obligations


         Obligations of the U.S. Treasury include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the US. Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest in mortgage pass-through securities and in collateralized mortgage obligations ("CMO's") that are issued or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage pass-through securities represent interests in an underlying pool of mortgage loans. CMOs are debt obligations or multiclass pass-through certificates backed by mortgage pass-through securities or pools of whole mortgage loans. The investment characteristics of such mortgage-backed securities differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on such securities are generally made more frequently (usually monthly), and principal generally may be paid at any time because the underlying mortgage loans generally may be prepaid at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors and cannot be predicted with certainty. Prepayment rates on the underlying mortgage loans tend to increase during periods of declining interest rates. If general interest rates also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. See "Risk Factors and Special

Considerations - Below Investment Grade Securities - Prepayment Risk." These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities.

Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Fund's Board. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Under the 1940 Act, provided certain conditions are met, repurchase agreements may be treated as an acquisition of the underlying collateral. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor. If the seller were to default on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action. Also, it is possible that the Fund may be unable to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by a custodian at all times in an amount at least equal to the repurchase price, including accrued interest, and the Fund will prefect a security interest in such underlying securities.

Short-Term Trading

         A principal technique which the Fund intends to use in seeking its investment objective is short-term trading. As used herein, "short-term trading" means selling securities held for a short period of time, usually several months, but often less than one month and occasionally less than one day. Short-term trading will be used by the Fund principally in two situations:

         Market Developments. Short-term trading will be used when the Fund sells a security to avoid depreciation in what the Fund anticipates will be a decline in the market prices of debt securities (e.g., when there is a rise in interest rates) or when the Fund purchases a security in anticipation of a rise in the market prices of debt securities (e.g., when there is a decline in interest rates) and later sells such security. Short-term trading of this type involves a continuous evaluation of price levels, the long-term trend of interest rates, interest rates available currently on debt securities, and factors expected to influence interest rates in the near future, such as significant increases or decreases in the overall demand for or supply of debt securities. For example, an unusually large supply might occur when a substantial number of issues are brought to market at or about the same time. The Adviser believes that by continually making these evaluations, it will be able to take advantage of anticipated changes in prices by selling some of the Fund's debt securities when it anticipates a decline in prices or by purchasing debt securities (possibly with borrowed funds) if it anticipates a rise in prices.

         Short-term trading of this type is illustrated by the following examples. If, in the Adviser's judgment, interest rates are likely to decline and debt security prices likely to rise, the Fund may seek to replace short-term debt securities or debt securities having a relatively high interest rate with long-term debt securities or debt securities selling at a discount from their principal amount if the Adviser believes that, at such times, the prices of such debt securities will appreciate more than the prices of other debt securities. At such times, the Fund may borrow money for the purpose of purchasing securities as discussed under "Investment Objective and Policies-Leverage and Borrowing." If the Adviser believes that interest rates are likely to increase and debt security prices likely to decline, the Fund may replace long-term or discount debt securities with short-term securities or debt securities selling at or above their call prices if the Adviser believes that, at such times, the prices of such debt securities may depredate less than the prices of other debt securities.

         Of course, if the Adviser's expectations of changes in interest rates and prices prove to be incorrect, the Fund's potential capital gains will be reduced or its potential capital losses will be increased.

         Yield Spread Disparities. Short-term trading will also be used when the Fund sells a security and purchases another at approximately the same time in order to take advantage of what the Adviser believes is a temporary disparity in the normal yield relationship between the two securities (the "yield spread disparity"). When the Adviser's evaluation of two debt securities indicates that the yields available on such securities in relation to each other are not in line with this normal (or expected) relationship, there is said to be a "disparity" in the relationship of the yields of the two securities. The Fund attempts to discover such distorted relationships, to determine that the distortion is temporary, and to make portfolio transactions based upon them, in anticipation that the normal yield relationship between the two securities will be restored (or achieved) and the portfolio will be benefited by the resulting change in prices. In some cases, the Adviser's evaluation is based upon historical relationships between debt securities, but many factors relating to the current market are also involved in the recognition of yield spread disparities. While yield spread disparities have occurred in the past, there is no assurance that they will continue to occur in the future.

         Such trading of debt securities is sometimes referred to as "bond swapping" and will be undertaken even if levels of interest rates on debt securities remain unchanged. Yield spread disparities occur frequently for reasons not directly related to the general movement of interest rates, such as changes in the overall demand for or supply of various types of debt securities, changes in the investment objectives, market expectations or cash requirements of investors, and the requirements of dealers to correct long or short inventory positions.

         The Adviser believes that, by such portfolio transactions, it may be able to increase the appreciation potential or income of the Fund's portfolio. Of course, if the Adviser's evaluations of the normal relationship between the yields of two securities are incorrect, the potential capital appreciation and income of the Fund's portfolio may be lower than if short-term trading had not been utilized or its potential capital losses may be increased.

         Short-term trading will be used principally in connection with higher quality, non-convertible debt securities, which are often better suited for short-term trading because generally the market in such securities is of greater depth and offers greater liquidity than the market in debt securities of lower quality. It is anticipated that short-term trading will be less applicable to convertible securities since such securities will usually be purchased when the Fund believes that the market value of the underlying equity security is likely to appreciate over a period of time.

         Whether any appreciation or increase in income will be realized by short-term trading will depend upon the ability of the Adviser to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Short-term trading such as that contemplated by the Fund places a premium upon the ability of the Adviser to obtain relevant information, evaluate it promptly, and take advantage of its evaluations by completing transactions on a favorable basis. To the extent that the Adviser does not accurately evaluate particular securities or anticipate changes in market factors, short-term trading may result in a loss to the Fund.


Below Investment Grade Corporate Bonds

         The Fund may invest up to 25% of its total assets (measured at the time of investment) in lower quality debt securities. These debt securities are securities rated Ba or B by Moody's or BB or B by Standard & Poor's and unrated securities of comparable quality; provided, however, that the Fund may invest no more that 10% of its total assets in debt securities rated B by Moody's or Standard & Poor's or in unrated securities of comparable quality. Lower rated debt securities, also referred to as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected.

When-Issued Securities

         The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund's case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its net asset value. At the time of delivery of the security, its value may be more or less than the fixed purchase price. See "Investment Objective and Policies - Leverage and Borrowing."

Electrical Utility Industry

         Historically, the bond market was dominated by companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water, and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Based on this, the Fund adopted a fundamental policy to not concentrate less than 10% or more than 50% of the market value of its total assets in the securities of issuers in the electric utility industry in particular. Due to significant changes in the bond market over the last 32 years, the Fund has adopted an informal policy to limit investments in the electric utility industry to not more than 25% of the Fund's total assets. See "Investment Restrictions" below. The Fund seeks investments in electric utilities that will provide predictable earnings in the long-term, with stability and relative value in the sector and the market generally. The electrical industry is sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly.

Portfolio Turnover Rate

         The Fund's annual portfolio turnover rate during fiscal years ended March 31, 2001, 2002, and 2003 was approximately 12.39%, 10.87% and 12.27%
respectively. The turnover rate will depend on a number of factors, including the qualification of the Fund as a regulated investment company under the Code and the number of trading opportunities that occur in which the Fund believes that it can improve the return on its portfolio. The number of such opportunities will be substantially influenced by the general volatility of the bond market and the Fund's evaluation of its portfolio in relation to unanticipated market movements. A high turnover rate necessarily involves greater expenses to the Fund. The Fund will engage in short-term trading if it believes a transaction, net of costs (including custodian charges and any brokerage commissions), will result in improving the appreciation potential or income of its portfolio. Most of the Fund's transactions are expected to be affected in the over-the-counter market directly with market markers acting as principal and will not involve the payment of any brokerage commissions.

Investment Restrictions

         The Fund is subject to a number of investment restrictions, some of which are deemed fundamental and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, and some of which are not fundamental and may be changed by the Fund's Board. The Fund's fundamental investment policies may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities," which, as used in this prospectus, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares. Any investment policy or restriction which involves a maximum percentage of securities or assets is not considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. The Fund's fundamental policies are set forth below.

         1. The Fund will not issue any senior securities (as defined in the 1940 Act), except insofar as any borrowings permitted in
                  (3) below might be considered to be the issuance of senior securities.

         2. The Fund may write, purchase, hold, exercise and dispose of, put and call options on fixed income securities and on futures contracts on fixed income securities, provided that immediately after an option has been purchased or written by the Fund, the aggregate market value of the securities underlying all such options (in the case of options on future contracts, the securities covered by such contracts) does not exceed 20% of the Fund's total assets. The Fund may acquire a contractual commitment (a "Stand-by Commitment") giving it the option to sell modified pass-through mortgage-backed securities guaranteed by the Government National Mortgage Association or long-term U.S. Government bonds to the party issuing the commitment, unless the acquisition would cause the market value of all securities which are the subject of Stand-by Commitments held by the Fund to exceed 10% of its total assets. The Fund will not purchase securities on margin except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin deposits in connection with the acquisition and holding of futures contracts. The Fund may make short sales hedged by futures contracts for an equivalent amount of securities, provided, however, that short sales will only be made of securities which fall within the categories of higher quality non-convertible debt securities in which, under normal circumstances, at least 75% of the Fund's assets will be invested. (See "Investment Policies - General" above.)

         3. The Fund will not borrow money, except that it may borrow money from banks (i) on an unsecured basis, provided that immediately after such borrowings, the amount of all borrowings is not more than 20% of the fair market value of the Fund's assets (including the proceeds of the borrowings) less its liabilities or (ii) for temporary or emergency purposes but only in an amount not exceeding 5% of the market value of its total assets.

         4. The Fund will not underwrite the securities of other issuers, but this restriction shall not be applicable to the acquisition, holding and sale of securities acquired in private placement as provided in (9)(g) below.

         5. The Fund will not concentrate less than 10% or more than 50% of the market value of its total assets in the securities of issuers in the electric utility industry, or invest more than 25% of the market value of its total assets in the securities of issuers in any other industry.

         6. The Fund will not purchase or sell real estate; however, the Fund may purchase or hold securities issued by companies such as real estate investment trusts which deal in real estate or interests therein.

         7. The Fund may purchase and sell interest rate futures contracts and make deposits of assets as margin in connection therewith, as necessary, but otherwise will not purchase or sell commodities or commodity contracts.

         8. The Fund will not make loans to other persons, except that it may (i) purchase debt securities in accordance with its investment objectives, (ii) lend its portfolio securities to brokers, dealers and banks which it deems qualified, if the borrower agrees to pledge collateral to the Fund equal in value at all times to at least 100% of the value of the securities loaned, and (iii) lend cash to securities dealers or banks which it deems qualified, initially on a wholly secured basis, in amounts which, immediately after any such loans, do not exceed in the aggregate 15% of the value of its total assets, nor 5% of such value to any one securities dealer or bank.

         9. (a) The Fund will not mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the market value of its total assets. This restriction shall not be applicable to margin deposits made in connection with the acquisition or holding of futures contracts, or to deposits of assets made in connection with short sales.

                  (b) The Fund will not invest less than 75% of the value of its total assets in (A) cash and cash items, (B) government securities (as defined in the 1940 Act) and (C) other securities (limited in respect of any one issuer to an amount not exceeding 5% of the value of its total assets).

                  (c) The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer.

                  (d) The Fund will not purchase the securities of an issuer, if, to the Fund's knowledge, one or more officers or directors of the Fund or of the investment adviser of the Fund individually own beneficially more than 0.5%, and those owning more than 0.5% together with beneficially more than 5%, of the outstanding securities of such issuer.

                  (e) The Fund will not invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, any guarantor of the securities or any corporation affiliated with the issuer which was agreed to supply to issuer funds sufficient to pay the interest charges on the securities, have not had at least three years' continuous operation.

                  (f) The Fund will not participate on a joint or a joint and several basis in any securities trading account.

                  (g) The Fund will not purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933 if such an acquisition would cause the Fund to have more than 15% of the market value of its total assets invested in such securities. Euro-dollar obligations held by the Fund will not be included within this percentage limitation.

                  (h) The Fund will not acquire any futures contracts to deliver or acquire any security, and will not make any short sales, if, immediately thereafter, the aggregate value of the securities required to be delivered and to be acquired by the Fund pursuant to futures contracts would exceed 20% of the total assets of the Fund.

         The foregoing policies are fundamental and may not be changed without stockholder approval. The Adviser currently has an informal policy of limiting the Fund's investments in securities of issuers in the electric utility industry to no more than 25% of the Fund's total assets, a more restrictive policy than that set forth in paragraph (5) above. The Adviser has no current intention of changing this more restrictive policy.

         The Fund's policies which are not deemed fundamental and which may be changed by the Board without stockholder approval are set forth below:

         a. The Fund will not invest in companies for the purpose of exercising control or management.

         b. The Fund may not invest in the securities of other investment companies, except that it may invest in securities of no-load open-end money market investment companies and investment companies that invest in high yield debt securities if, immediately after any purchase of the securities of any such investment company: (i) securities issued by such investment company and all other investment companies owned by the Fund do not have an aggregate value in excess of 10% of the value of the total assets of the Fund; (ii) the Fund does not own more than three percent of the total outstanding voting stock of such investment company; and (iii) the Fund does not own securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund. The Fund's investment in securities of other investment companies will be subject to the proportionate share of the management fees and other expenses attributable to such securities of other investment companies.

         c. The Fund will not invest in the securities of foreign issuers, except for (i) those securities of the Canadian Government, its provinces and municipalities which are payable in United States currency, and (ii) securities of foreign issuers which are payable in United States dollars ("Yankee Bonds"). The Fund may also invest in Euro-dollar obligations with maturities up to one year, but the Fund will not acquire Yankee Bonds or Euro-dollar obligations if the acquisition would cause more than 15% of the Fund's assets to be invested in Yankee Bonds and Euro-dollar obligations.

         d. The Fund will not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except warrants acquired on initial issuance where the warrants are attached to or otherwise in a unit with other securities.

         The SAI contains additional information about Fund's investment objectives and policies.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investing in the Fund's common stock will provide you with an equity ownership interest in the Fund. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the Fund through the Offering.

Dilution

         If you do not exercise all of your Rights, you will likely own a smaller proportional interest in the Fund when the Rights Offering is over (i.e., proportional dilution). In addition, whether or not you exercise your Rights, because the Subscription Price (and net proceeds to the Fund) will be below the Fund's net asset value per share on the Expiration Date the per share net asset value of your shares will be diluted (reduced) immediately as a result of the Offering (i.e., economic dilution). In other words, because:

         o the Subscription Price per share is 87% of the NAV on the Pricing Date;

         o        you will indirectly bear the expenses of the Offering; and

         o the number of shares outstanding after the Offering will have increased proportionately more than the increase in the size of the Fund's net assets you will experience economic dilution in addition to proportional dilution.

         The Fund cannot state precisely the amount of any dilution because it is not known at this time

         o        what the net asset value per share will be on the Expiration
                  Date; or

         o        what proportion of the Rights will be exercised.


         In addition, because the Dealer Manager may purchase and resell shares not subscribed for, you could be further diluted.

         The impact of the Offering on net asset value per share is shown by the following example, assuming a Subscription Price of $18.44, full Primary Subscription and Over-Subscription Privilege exercise, payment of the Dealer Manager and soliciting fees, and $315,000 in estimated expenses related to the Offering.

Net Asset Value ("NAV")               $21.19

Subscription Price                    $18.44

Reduction in NAV ($)                   $0.93

Reduction in NAV (%)                   4.39%


         If you do not wish to exercise your Rights, you should consider selling these Rights as set forth in this prospectus. Any cash you receive from selling your Rights will serve as a partial offset of any possible economic dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Discount From Net Asset Value

         Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a "discount"). The possibility that the Fund's shares will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's shares are not redeemable at the request of stockholders. The Fund may repurchase its shares in the open market or in private transactions, although it has no present intention to do so. Stockholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the New York Stock Exchange or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

Subscription Price Risk

         The Subscription Price could be more than the market price of the Fund's shares on the Pricing Date, and once you have submitted a Subscription Certificate, you may not revoke it, even if you would pay more than the then current market price.

Below Investment Grade Securities

         The Fund may invest up to 25% of its total assets in debt securities rated Ba or B by Moody's Investor Service, Inc. or BB or B by Standard & Poor's Corporation or in unrated securities of comparable quality in the Adviser's judgment. Such securities are commonly know as "high yield securities" and sometimes as "junk bonds." The Fund may also invest no more than 10% of its total assets in debt securities rated B by Moody's or Standard & Poor's or in unrated securities of comparable quality in the Adviser's judgment. Investors should recognize that the high yield securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of such securities held by the Fund, with a commensurate effect on the value of the Fund's common stock. While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tends to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

         Securities which are rated Ba by Moody's or BB by Standard & Poor's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa by Moody's or CCC by Standard & Poor's or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's, D by Standard & Poor's are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

         In general, the ratings of the rating agencies, such as Moody's and Standard & Poor's, represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Fund as data in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments. Debt securities are subject, generally, to the following types of risks:

         o Credit Risk, which relates to the continuing ability of the issuer of a bond to pay the stated interest and ultimately to repay principal upon maturity. Concern over a company's ability to pay their interest expense can create volatility in a bond's price. Discontinuation of such payments could substantially adversely affect the market price of the security.

         o Interest Risk, which relates to the risk that changing interest rates may adversely affect the value of an investment. As the general level of interest rates rise, the market price of intermediate-term and long-term fixed income securities tends to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

         o Market Risk, which relates to the risk that the market value of a bond will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. Securities markets in general are subject to substantial, and at times, extreme volatility and uncertainty.

         o Prepayment Risk, which relates to the risk that issuers will prepay fixed rate obligations when interest rates fall. This may force a fund to re-invest in obligations with lower interest rates than the original obligations.

         See also "Investment Objective and Policies - Below Investment Grade Corporate Bonds."

Electrical Utility Industry


         The Fund will invest at least 10%, but not more than 25%, of its assets in companies involved in the electrical utility industry and, as a result, the value of the Fund's shares will be more susceptible to factors affecting these types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including compliance with environmental regulations. As of October 17, 2003, the Fund had 10.63% of its assets invested in electric utilities.


         Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by the Fund. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

         In addition, deregulation of the electric utility industry could have a positive or negative impact on the Fund's holdings. The Adviser believes that certain electric utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of electrical utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well.

Investments in Other Registered Investment Companies


         The Fund may invest up to 10% of its assets in other investment companies registered under the Investment Company Act of 1940 (the "1940 Act") ("RICs"). As of October 17, 2003, the Fund had 3.39% of its assets invested in RICs. The Fund intends to invest in RICs that pay dividends, however, it is possible that any dividends paid by the RIC could be reduced or eliminated. As an investor in another fund, the Fund will bear its ratable share of that fund's expenses, including management fees. In such a case, investors in the Fund will remain subject to the Fund's advisory and other fees, as well as those of the underlying funds.


Repurchase Agreements

         The use of repurchase agreements involves risks of loss and decreased yields as a result of related costs. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted if the securities are deemed to be merely collateral for a loan. Also, it is possible that the Fund may be unable to substantiate its interest in the underlying securities. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price. See "Investment Objectives and Policies - Repurchase Agreements."

Special Risks of Derivative Transactions

         Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts, securities indices and include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and (7) the creditworthiness of counterparties.

Anti-takeover Provisions in Charter

         The Fund's Charter contains provisions which may be regarded as "anti-takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least 80% of the outstanding shares of the Fund in order to approve certain business combinations, liquidate or dissolve the Fund, transfer all or substantially all of the assets of the Fund or convert the Fund from a closed-end to an open-end investment company (unless such conversion has been approved by majority of the directors and a majority of the stockholders of the Fund). The overall effect of these provisions is to render the accomplishment of a business combination or the assumption of control by a principal stockholder or third party more difficult. These provisions may have the effect of depriving you of an opportunity to sell your shares at a premium above the prevailing market price. See "Capitalization - Anti-Takeover Provisions in the Charter."

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund distributes at least quarterly substantially all of its net investment income, if any, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards. For information concerning the tax treatment for such distributions to the Fund and to stockholders, see "Taxation of the Fund."

                           DIVIDEND REINVESTMENT PLAN

         Stockholders whose shares are registered in their own names may elect to be participants in the Fund's Automatic Dividend Investment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to stockholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). EquiServe (the "Agent") acts as agent for participants under the Plan. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

         Dividends and distributions are reinvested under the Plan in one of two ways. If the Fund declares a dividend or distribution payable in cash or in shares of common stock to be issued by the Fund at the lower of market or net asset value, the Agent, on behalf of participants in the Plan, (i) accepts the dividend or distribution in full and fractional shares of common stock provided that the market price is at least 95% of net asset value or (ii) if market price is less than 95% of net asset value the Agent, on behalf of participants in the Plan, accepts the dividend or distribution in cash, and uses such cash to purchase shares on the NYSE for the benefit of participants in the Plan. Alternatively, if the Fund declares a dividend or distribution in cash or in shares of common stock issued at net asset value, the Agent, on behalf of participants in the Plan, either (i) accepts such dividend or distribution in full and fractional shares of common stock if the net asset value is equal to or less than the closing price of a share on the NYSE (plus applicable brokerage commissions) on the last trading day preceding the payment date for the dividend or distribution or (ii) accepts the dividend or distribution in cash, if the net asset value is greater than the market price (plus applicable brokerage commissions), and uses such cash to purchase shares on the NYSE for the benefit of participants in the Plan. For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed the Friday before the dividend payment date (the "Comparison Date") and then compared to the market value of such shares on the Comparison Date. The Plan may be terminated by a participant by delivery of written notice to the Agent.

         Distributions of investment company taxable income that are invested in additional shares generally are taxable to stockholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to stockholders as long-term capital gain, regardless of the length of time a stockholder has held the shares or whether such gain was realized by the Fund before the stockholder acquired such shares and was reflected in the price paid for the shares.

                              TAXATION OF THE FUND

         This section and the discussion in the Statement of Additional Information summarize some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax advisors regarding the tax consequences of investing in the Fund.

Taxation of the Fund

         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its stockholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and any excess of net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) is distributed to its stockholders. The Fund intends to distribute at least annually an amount greater than 90% of such income. Failure to satisfy the distribution requirement will cause the Fund's income to be subject to tax at the regular corporate tax rate without any deduction for distributions to shareholders.

         Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. In general, to avoid this tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year- end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to stockholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of Stockholders

         Distributions paid to you by the Fund from its ordinary income (and not designated as qualified dividend income) or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned your Fund shares. For calendar years 2003 through 2008, distributions that are designated as qualified dividend income will be taxed at the same rate as long-term capital gains. The Fund may designate a distribution as qualified dividend income to the extent attributable to qualified dividend income received by the Fund. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset) and will be long term or short term capital gain depending on your holding period in the shares. Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common stock of the Fund will generally result in a capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short- term capital gains of corporations at the rates applicable to ordinary income. For individual (non-corporate) taxpayers, however, short-term capital gains and ordinary income are taxed at a maximum rate of 35% for 2003 while long-term capital gains generally will be taxed at a maximum rate of 15%.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as of the date hereof and as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. The foregoing discussion is not intended to be an in depth analysis of the federal income tax consequences to the Fund and the shareholders and, therefore, the stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

State and Local Tax Matters

         You should consult with your tax advisor about state and local tax matters.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. Net asset value per share of common stock of the Fund is determined as of the close of the regular trading session on the NYSE no less frequently than Friday of each week and the last Business Day of each month, provided, however, that if any such day is a holiday or determination of net asset value on such day is impracticable, the net asset value is calculated on such earlier or later day as determined by the Adviser. The Fund calculates net asset value per share of common stock of the Fund by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares of common stock of the Fund outstanding.

         The Fund values its portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid priced quoted on such day. Options and futures will be valued at a market value of fair value if no market exists. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the board of directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and developments related to specific securities. U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the first day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's board of directors determine that this method does not represent fair value).

                            DISTRIBUTION ARRANGEMENTS


         Boenning & Scattergood, Inc., 4 Tower Bridge, 200 Barr Harbor Drive, Suite 300, West Conshohocken, Pennsylvania, a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date of this prospectus (the "Dealer Manager Agreement"), the Dealer Manager will provide marketing services in connection with the Offering and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offering is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for shares issued pursuant to the Offering.

         The Dealer Manager will reallow to broker-dealers included in the soliciting group to be formed and managed by the Dealer Manager ("Soliciting Group Members") solicitation fees equal to 1.875% of the Subscription Price per share for each share issued pursuant to the Rights Offering as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of common stock held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager. The Dealer Manager may, but is not required, to purchase shares not subscribed for at the Subscription Price, less a 3.75% discount and resell such shares to the public pursuant to this prospectus at the Subscription Price. The Dealer Manager may also resell such shares to other dealers that are members of a selling group at the Subscription Price, less a selling concession of not in excess of 1.50%. The Dealer Manager may allow, and these selling group members may reallow, a concession of not more than 0.50% to other brokers and dealers.

         In addition, the Fund may reimburse the Dealer Manager up to an aggregate of $100,000 for its reasonable expenses incurred in connection with the Offering. The Fund has agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

         The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the shares and common stock issued in reinvestment of dividends or distributions or other limited circumstances.

         The Fund will bear the expenses of the Offering, which will be paid from the proceeds of the Offering. These expenses include, but are not limited to: the expense of preparation and printing of the prospectus for the Offering, the expense of counsel and auditors in connection with the Offering, the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offering.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         Custodian. Wachovia Bank, N.A., located at 123 S. Broad Street, Philadelphia, Pennsylvania, 19103, serves as the custodian of the Fund's assets pursuant to a custody agreement.

         Transfer Agent. EquiServe Trust Company, N.A., located at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund's transfer agent and dividend disbursing agent and as registrar for the Fund's common stock.

                                  LEGAL MATTERS

         Certain legal matters will be passed on by Pepper Hamilton LLP, Philadelphia, Pennsylvania, counsel to the Fund in connection with the Offering. Certain matters will be passed on for the Dealer Manager by Morgan, Lewis & Bockius LLP, Washington, D.C.

                                     EXPERTS

         The financial statements of the Fund as of March 31, 2003 (which have been incorporated into the SAI and the registration statement, of which the SAI forms a part, by reference to the Fund's 2003 Annual Report to Stockholders), and the financial highlights for each of the five years in the period ended March 31, 2003, included in this prospectus, have been so incorporated and included in reliance on the reports of Tait, Weller & Baker, independent accountants, for the one year period ended March 31, 2003, and of PricewaterhouseCoopers, independent accountants, for each of the four years in the period ended March 31, 2002, given on the authority of said firms as experts in auditing and accounting. The address of Tait, Weller & Baker is 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103. The address of PricewaterhouseCoopers is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103.

                             REPORTS TO STOCKHOLDERS

         The Fund sends unaudited, quarterly reports and audited annual reports, including a list of investments held, to stockholders.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and the SEC's New York Regional Office at 233 Broadway, New York, New York 10279 and its Chicago Regional Office at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         Additional information regarding the Fund and the Offering is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, filed by the Fund with the SEC. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

         A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

         NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISER OR THE DEALER MANAGER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

             STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS

         Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund at (877) 367-1838. Following is the Table of Contents for the Statement of Additional Information:

GENERAL INFORMATION..................................................        3
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES.......        3
MANAGEMENT OF THE FUND...............................................       13
DIRECTOR COMPENSATION................................................       15
CODE OF ETHICS.......................................................       16
PROXY VOTING POLICIES AND PROCEDURES.................................       16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS......................       17
INVESTMENT ADVISORY AND OTHER SERVICES...............................       18
BROKERAGE ALLOCATION AND OTHER PRACTICES.............................       19
REPURCHASE OF SHARES.................................................       20
TAX STATUS...........................................................       20
FINANCIAL STATEMENTS.................................................       21

       APPENDIX A - RATINGS OF CORPORATE OBLIGATIONS AND COMMERCIAL PAPER

Standard & Poor's describes classifications of bonds as follows:

         "AAA" Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         "AA" Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

         "A" Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         "BBB" Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         "BB," "B," "CCC," "CC," "C" Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         "C1" The rating "C1" is reserved for income bonds on which no interest is being paid.

Moody's Investors Service, Inc. describes classifications of bonds as follows:

         "Aaa" Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's describes classifications of commercial paper as follows:

         A is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers 1, 2 and 3 to indicate relative degree of safety. The designation A-1+ indicates there is an "overwhelming degree" of safety with regard to the capacity for timely payment. The designation A-1 indicates that the degree of safety regarding timely payment is very strong. The designation A-2 indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1. Issues carrying the A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However such capacity may be damages by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's describes classifications of commercial paper as follows:

         Issuers (or related supporting institutions) rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structures with moderate reliance on debt and ample to asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (or related supporting institutions) have a strong capacity for short-term promissory obligations. This will normally be evidence by many characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

================================================================================






                                1,234,420 Shares

                        1838 Bond Debenture Trading Fund

                                  Common Stock

                          1838 Investment Advisers, LLC

                           ---------------------------



                                   PROSPECTUS

                                      , 2003



                           ---------------------------












                          BOENNING & SCATTERGOOD, INC.




================================================================================

                  Subject to Completion, dated October 22, 2003

                        1838 Bond-Debenture Trading Fund

                       STATEMENT OF ADDITIONAL INFORMATION


         1838 Bond-Debenture Trading Fund (the "Fund") is a diversified, closed-end management investment company. This statement of additional information ("SAI") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus dated October __, 2003. This SAI does not include all of the information that a prospective investor should consider before participating in the rights offering described in the prospectus or purchasing the Fund's common stock. A copy of the Fund's prospectus describing the rights offering may be obtained without charge by calling (877) 367-1838. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site at http://www.sec.gov. Capitalized terms used, but not defined in this SAI, have the meanings given to them in the prospectus.


         THE INFORMATION IN THIS SAI IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                      This SAI is dated October __ , 2003.

                                TABLE OF CONTENTS


GENERAL INFORMATION......................................................3

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES...........3

MANAGEMENT OF THE FUND..................................................13

DIRECTOR COMPENSATION...................................................15

CODE OF ETHICS..........................................................16

PROXY VOTING POLICIES AND PROCEDURES....................................16

SECURITY OWNERSHIP OF CERTAIN RECORD/BENEFICIAL OWNERS..................17

INVESTMENT ADVISORY AND OTHER SERVICES..................................18

BROKERAGE ALLOCATION AND OTHER PRACTICES................................19

REPURCHASE OF SHARES....................................................20

TAX STATUS..............................................................20

FINANCIAL STATEMENTS....................................................21

                               GENERAL INFORMATION


         The Fund is a diversified, closed-end management investment company organized as a Delaware corporation on June 7, 1971. The Fund's investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund invests primarily in high grade corporate bonds, bank debt securities, obligations of the U.S. Government, its agencies or instrumentalities, and electric utilities. 1838 Investment Advisors, LLC (the "Adviser") has served as the Fund's investment adviser since 1998, and the Adviser's predecessor firms have served as adviser to the Fund since July 1988. John H. Donaldson has been the portfolio manager principally responsible for the day-to-day operations of the Fund since 1990.


         ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

         Most of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the prospectus, under "Risk Factors" and "Investment Objective and Policies." Additional information concerning certain of the Fund's investment policies and investments is set forth below.

Investment Policies

         The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the prospectus.

         Preferred Stocks. The Fund may invest in preferred stocks. Generally, preferred stockholders receive dividends prior to distributions on common stock and have a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock which trades on an exchange or other market typically does not have voting rights; preferred stock, in some instances, is convertible into common stock. The Fund may, from time to time, invest in preferred stocks that are rated investment grade by Moody's Investment Services and Standard & Poor's Corporation at the time of investment or whose issuer's senior debt is rated investment grade by Moody's or Standard & Poor's at the time of investment, although the Fund is not limited to investments in investment grade preferred stocks. In addition, the Fund may acquire unrated preferred stocks that the Adviser deems to be comparable in quality to rated preferred stocks in which the Fund is authorized to invest.

         Money Market Instruments. Under normal conditions the Fund may hold up to 20% of its assets in cash or money market instruments. The Fund intends to invest in money market instruments (as well as short-term debt securities issued by the U.S. Treasury Department or by other agencies of the U.S. Government) pending investments in debt securities, to serve as collateral in connection with certain investment techniques, and to hold as a reserve pending the payment of dividends to investors. When the Adviser believes that economic circumstances warrant a temporary defensive posture, the Fund may invest without limitation in short-term money market instruments.

         Money market instruments that the Fund may acquire will be securities rated in the highest short-term rating category by Moody's or Standard & Poor's or the equivalent from another major rating service, securities of issuers that have received such ratings with respect to other short-term debt or comparable unrated securities. Money market instruments in which the Fund typically expects to invest include: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper rated P-l by Moody's or A-1 by Standard & Poor's; and repurchase agreements. See "Appendix A - Ratings of Corporate Obligations and Commercial Paper" attached to the Fund's prospectus for further information on ratings by Moody's and Standard & Poor's.

         Mortgage Backed Securities. The Fund may invest in mortgage-backed securities of varying types, including the following:

                  Residential Mortgage-Backed Securities ("RMBS"). RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following:

                  (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the Federal Home Mortgage Corporation ("Freddie Mac" or "FHLMC");

                  (ii) those issued by private issuers that represent interests in, or are collateralized by, RMBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and

                  (iii) those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

                  Privately-issued RMBS are secured by a pool of first lien mortgage loans to high quality borrowers in which a majority of the loans in the pool have an initial "loan-to-value" ("LTV") ratio of less than 100%. The LTV ratio is the ratio of the original principal amount of the loan to the assessed value of the property securing the loan at the time of origination.

                  The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

                  Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfer, unemployment, net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Fund are likely to be lower and the effective maturities of RMBS may extend.

                  Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations or multi-class pass-through or pay-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. CMOs are backed by mortgage pass-through securities (discussed above) or pools of whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple "classes." The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of or investors in mortgage loans. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancement described below under "Credit Support." In addition, CMOs issued by private sector entities may be illiquid. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

                  In a CMO, a series of bonds or certificates are issued in multiple classes. Each class of CMOs may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. As a result of this allocation process, certain classes of a CMO may have more predictable cash flows, while the cash flows of other classes may be less predictable. CMO classes with less predictable cash flows will generally exhibit more volatile market prices and yields. The Fund may purchase CMOs that have been sold in public offerings registered under the Securities Act or in private placements. CMOs acquired in private placements will be subject to certain restrictions on resale and accordingly will have limited marketability.

                  Subordinated CMOs. Privately-issued CMOs generally are securitized in senior/subordinated structures. In these structures, the senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors, who assume the first losses if there are defaults on the underlying loans. Subordinated classes of CMOs are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or CMOs backed by third party credit enhancement or guaranteed by an agency or instrumentality of the U.S. Government. In addition, in certain market conditions, the market for subordinated classes of CMOs may not be as liquid as the market for other fixed income securities.

                  Commercial Mortgage-Backed Securities ("CMBS"). CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores. Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

                  Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower's ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

                  CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

                  Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

                  Asset-Backed Securities ("ABS"). ABS, which may be real estate-related or non-real estate-related, are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

                  ABS present certain risks that are not presented by RMBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property. Subordinated classes of ABS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

                  Real estate-related ABS are secured by pools of loans generally secured by property and buildings. Real estate-related ABS include issues secured by second liens on residential property, commonly referred to as "home equity loans" and "home equity lines-of-credit." Real estate-related ABS may also be secured by pools of loans secured by first liens on residential property, where the majority of the loans in the pool have initial LTVs of greater than 100%. Such loans are commonly referred to as "high LTV loans." Real estate-related ABS may also be secured by other forms of residential dwellings such as manufactured housing and by loans used to finance the building and establishment of franchise business. Investments in real estate-related ABS will be limited to those which have obtained the rating of at least BBB-/Baa3 from any of the ratings agencies.

                  Non-real estate-related ABS are secured by pools of loans, receivables, leases or other forms of indebtedness or claims to identifiable cash flows which are not secured by property or buildings. Investment in non-real estate-related ABS will be limited to those which have obtained the rating of at least A-/A3 from any of the ratings agencies.

                  Credit Support. Many of the CMOs, CMBS and ABS in which the Fund will invest are issued in a senior/subordinated structure. In these structures, the senior class investors are deemed to be protected against potential losses on the underlying loans or assets by the subordinated class investors. Subordinated classes are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or securities backed by third party credit enhancement or guaranteed by a governmental entity. Subordinated classes may also have limited marketability.

                  In senior/subordinated structures, CMOs, CMBS and ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of a failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection generally refers to the provision of advances, typically by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties (referred to herein as "third party credit support"), through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

                  High Yield High Risk Mortgage-Backed Securities. Certain subordinated classes of CMOs and CMBS are considered to be high yield high risk MBS. Such securities are generally rated BB+/Ba1 or lower or are unrated. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative, and may have limited marketability.


         Investments In Other Registered Investment Companies ("RICs"). The Fund may invest up to 10% of its assets in other investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund may, from time to time, invest in other closed-end RICs when they are trading at a discount, and when market conditions seem appropriate to the Adviser. As of October 17, 2003, the Fund had 3.39% of its assets invested in RICs. The Fund intends to invest in RICs that pay dividends. There are risks associated with investments in RICs, including the risk that dividends paid by the RICs could be reduced or eliminated. Dividend paying closed-end RICs can also trade at substantial discounts to their net asset value. Such RICs typically own interest rate sensitive securities, which tend to increase in value when interest rates decline, and decrease in value when interest rates increase. RICs also have expenses associated with their management. To the extent that the Fund invests in other RICs, the Fund's stockholders will indirectly be incurring expenses, including investment advisory fees, for both the Fund and for that portion of the Fund's assets invested in other RICs. Despite this, the Adviser believes the "double-expense" aspect of investing in RICs generally has a minimal impact on the Fund when compared to the discount at which the Fund may invest in other RICs. In the case of RICs that specialize in bonds, the primary risk is interest risk. See "Risk Factors - Below Investment Grade Securities" in the prospectus for a discussion of interest risk. The NAV and market value of RICs will fluctuate with the value of the underlying assets.

         Zero Coupon Securities. The Fund may invest up to 10% of its assets in zero coupon securities issued by the U.S. Government, its agencies or instrumentalities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund's investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

         Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon government securities but are not considered to be government securities. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

         Lending Of Securities. The Fund is authorized to lend securities it holds in its portfolio to brokers, dealers and other financial organizations, although it has no current intention of doing so. Loans of the Fund's securities, if and when made, may not exceed, immediately after the loan, 15% of the Fund's assets taken at value, nor 5% of such value to any one securities dealer or financial organization. The Fund's loans of securities will be collateralized by cash, letters of credit or government securities that will be maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

         By lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible delay in recovery of the securities or the possible loss of rights in the collateral should the borrower fail financially. The Fund will adhere to the following conditions whenever it lends its securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the Fund's right to vote the securities.

         Short Sales Against the Box. The Fund may make short sales of securities in order to reduce market exposure and/or to increase its income if at all times when a short position is open, the Fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of common stocks sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the securities against which short sales against the box have been made in a special account with its custodian. Not more than 10% of the Fund's net assets (taken at current value) may be held as collateral for such sales at any one time.

         Eurodollar Futures Contracts and Options on Futures Contracts. The Fund may make investments in Eurodollar futures and options thereon for hedging purposes and, in each case, in accordance with the rules and regulations of the CFTC. Eurodollar futures and options thereon are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps, short-term borrowings and floating rate securities are linked, and which can affect the market prices of many short-term securities. When the Fund enters into a futures contact it makes a deposit of initial margin and thereafter will be required to pay or entitled to receive variation margin in an amount equal to the change in the value of the contract from the preceding day.


         Leverage and Borrowing. Presently, although there are no current proposals for leveraging the Fund, upon consideration and approval by the Board, the Fund can borrow from banks to purchase securities. See "Investment Restrictions" in the prospectus and below for additional information. As provided in the 1940 Act and subject to certain exceptions and the Fund's investment policies, the Fund may issue debt so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding. The Fund would borrow money and use the proceeds to purchase securities principally when it believes that an increase in the prices of debt securities is about to occur. The extent to which the Fund borrows will depend upon the availability of funds, as well as the cost of borrowing from time to time as compared with the possible benefit the Fund expects to achieve thereby. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund.


         If the Fund uses borrowed funds to make additional investments, any investment gains made and income earned with the additional funds, in excess of the interest which the Fund will have to pay thereon, will cause the net asset value of the Fund's shares to rise more than if borrowing were not used. Conversely, if the value of securities purchased with the borrowed funds declines or does not increase sufficiently to cover the cost of the borrowing when combined with income earned thereon, the net asset value of the Fund will decline more than if borrowing were not used. This magnifying effect of borrowing is known as leverage.

         The requirement under the 1940 Act to pay in full interest on debt before any dividends may be paid on common stock means that dividends on common stock from earnings may be reduced or eliminated. Although an inability to pay dividends on common stock could conceivably result in the Fund ceasing to qualify as a regulated investment company under the Code, which would be materially adverse to the holders of the common stock, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.

         Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common stockholders of changes in net asset value. For example, a fund that uses 20% leverage (that is, $20 of leverage per $100 of common equity) will show a 1.2% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common stockholders. If the Fund were to utilize leverage, these two risks would generally make the Fund's total return to common stockholders more volatile. In addition, the Fund might be required to sell investments in order to meet principal or interest payments on the debt when it may be disadvantageous to do so.

         The Fund expects that, if it determines to borrow, some or all of its borrowings may be made on a secured basis. If secured, the Fund's custodian will either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowings decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's stockholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

         The Fund may borrow by entering into reverse repurchase agreements with any member bank of the Federal Reserve System and any foreign bank that has been determined by the investment adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, with its custodian or a designated sub-custodian containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

         Futures. The Fund may invest in financial futures contracts, including interest rate futures, ("futures contracts") and related options thereon. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Adviser anticipates interest rates to rise as a hedge against a decrease in the value of the securities. If the Adviser anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as a seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

         Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays out the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

         Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

         The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

         Futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between six and ten years, certificates of The Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these instruments as well as in new types of such contracts that become available in the future.

         Financial futures contracts are traded in an auction environment on the floors of several exchanges, principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling accounting of deposit or withdrawals of margin.

         A risk in employing futures contracts and related options to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. This would reduce their value for hedging purposes over a short time period. Such distortions are generally minor and would diminish as the contract approached maturity.

         Another risk related to futures contracts is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Fund would lose money on the sale.

         In addition, there are particular market risks associated with investing in futures or related options. In particular, the ability to establish close out positions on such futures and options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit.

         The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets.

         Options. The Fund may from time to time, and to the extent described below, (1) write (sell) covered call options on securities that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such securities. The Fund may also enter into closing transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange. The requirements for qualification as a "regulated investment company" may limit the degree to which the Fund may utilize option strategies.

         A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the option exercise price during the option period. The Fund may write only "covered" call options, that is, options on securities that it holds in its portfolio or that it has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The total value of securities underlying options written or purchased by the Fund, including options on futures, may not exceed 20% of the Fund's total assets.

         The Fund will write covered call options in order to receive premiums which it is paid for writing options. Such premiums represent a gain to the Fund if the option expires unexercised. Such gain may offset possible declines in the market values of the securities held in its portfolio. If, for example, the market price of a security held by the Fund declines in value, such decline will be offset in part (or wholly) by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying security held by the Fund also increases in value, such increase may be offset in part (or wholly) by a loss resulting from the need to buy back at higher prices the covered call options written by the Fund or through the lost opportunity for any participation in the capital appreciation of the underlying security above the exercise price.

         In addition to writing covered call options, the Fund may invest in the purchase of put options on securities that it owns or may acquire through the conversion or exchange of other securities that it owns. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the purchase of such options plus any transaction costs.

         The Fund intends to purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. Purchasing put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund would continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.



Portfolio Maturity and Turnover

         The Fund's holdings may include issues of various maturities. Ordinarily, the Fund intends to make investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily upon the Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. As of June 30, 2003, the weighted average maturity of the Fund's portfolio holdings was 19.5 years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 25 years.

         In pursuit of the Fund's investment objective and policies, the Fund's portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced once within a period of one year. There are no limits on portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when the investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when the investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund primarily in the form of increased dealer spreads, but may also include brokerage commissions. The Fund's portfolio turnover rates for the fiscal years ended March 31, 2003, 2002 and 2001 were 12.27%, 10.87 and 12.39%, respectively.

                             MANAGEMENT OF THE FUND


         The Board is responsible for the overall management of the Fund, including oversight of the Adviser and other service providers. There are five directors of the Fund. Two of the directors are "interested persons" (as defined in the 1940 Act). Information about both the Fund's directors and officers is set forth in the tables below.

Information About Directors and Officers

         Information about the directors of the Fund is set forth in the following table.

--------------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                                                                            Portfolios
                                                                         Principal           in Fund          Other
                                    Position(s)      Length of       Occupation(s) and       Complex      Directorships
                                     Held With   Term Served, and     During the Past      Overseen by       Held by
Name, Address, Age                     Fund       Term of Office         Five Years         Director        Director
--------------------------------------------------------------------------------------------------------------------------
Disinterested Directors
--------------------------------------------------------------------------------------------------------------------------
John Gilray Christy (71)            Director     Director of Fund   Chairman of                 1        The
Chestnut Capital Corp. Fund                      since 1983.        Chestnut Capital                     Philadelphia
P.O. Box 22                                      Term expires at    Corporation                          Contributionship.
Flourtown, PA 19031                              2004 Annual        (investment firm).
                                                 Meeting
--------------------------------------------------------------------------------------------------------------------------

Morris Lloyd, Jr. (66)              Director     Director of Fund   Retired (former             1        None
1838 Bond-Debenture Trading Fund                 since 1989.        Regional Director
2701 Renaissance Blvd.                           Term expires at    of Trinity College;
Fourth Floor                                     2004 Annual        former President of
King of Prussia, PA  19406                       Meeting            The Philadelphia
                                                                    Contributionship
                                                                    (insurance
                                                                    company)).

--------------------------------------------------------------------------------------------------------------------------
J. Lawrence Shane (69)              Director     Director of Fund   Retired (former             1        Chair of the
1838 Bond-Debenture Trading Fund                 since 1974.        Vice Chairman and                    Board of
2701 Renaissance Blvd.                           Term expires at    CFO of Scott Paper                   Managers of
Fourth Floor                                     2004 Annual        Company)                             Swarthmore
King of Prussia, PA  19406                       Meeting                                                 College.
--------------------------------------------------------------------------------------------------------------------------
Interested Directors
--------------------------------------------------------------------------------------------------------------------------
W. Thacher Brown (55)*              Director     Director of Fund   President and              4**       Airgas, Inc.;
1838 Investment Advisors, LLC                    since 1988.        Director of 1838                     Harleysville
2701 Renaissance Blvd.                           Term expires at    Investment Advisors                  Mutual
Fourth Floor                                     2004 Annual        LLC; President,                      Insurance
King of Prussia, PA  19406                       Meeting            Chairman of the                      Company
                                                                    Board and Trustee
                                                                    of 1838 Investment
                                                                    Advisors Funds;
                                                                    President of MBIA
                                                                    Asset Management,
                                                                    LLC
--------------------------------------------------------------------------------------------------------------------------
John H. Donaldson (49)*             Director     Director of the    President of the            1        None
1838 Investment Advisors LLC        and          Fund from 1991     Fund; Director,
2701 Renaissance Blvd.              President    to 1998;           1983 Investment
Fourth Floor                                     reappointed to     Advisors, LLC
King of Prussia, PA  19406                       the Board in
                                                 2003. Term
                                                 expires at 2004
                                                 Annual Meeting.
                                                 President of
                                                 Fund since
                                                 1990. Term
                                                 expires 05/04.
--------------------------------------------------------------------------------------------------------------------------

* Mr. Brown is an "interested person" of the Fund because he is an officer, director and owns shares, of the Fund's Adviser and because he is the president of an affiliate of the Fund's Adviser.

      Mr. Donaldson is an "interested person" of the Fund because he owns shares of the Fund's investment adviser, is a director of the adviser, and is President of the Fund.

** Mr. Brown is a director of the 1838 Fund Complex, which is comprised of the Fund and the 1838 Investment Advisors Funds, a registered investment company formed as a Delaware business trust.

      Information about the officers of the Fund is set forth in the following table.

----------------------------------------------------------------------------------------------------------------------
                                                               Length of
                                     Position(s) Held      Term Served, and       Principal Occupation(s) During the
Name, Address, Age                      With Fund           Term of Office                  Past Five Years
----------------------------------------------------------------------------------------------------------------------
Officers
----------------------------------------------------------------------------------------------------------------------
John H. Donaldson                   See above          See above                  See above
(See above)
----------------------------------------------------------------------------------------------------------------------
Anna M. Bencrowsky (52)             Vice President     Since 1990, indefinite     Vice President and Secretary of
1838 Investment Advisors LLC        and Secretary                                 the Fund; Vice President and Chief
2701 Renaissance Blvd.                                                            Compliance Officer and former Vice
Fourth Floor                                                                      President and Operations Manager,
King of Prussia, PA 19406                                                         1838 Investment Advisors, LLC;
                                                                                  Vice President, Treasurer and
                                                                                  Secretary of the 1838 Investment
                                                                                  Advisors Funds.
----------------------------------------------------------------------------------------------------------------------
Clifford D. Corso (41)              Vice President     Since 1998, indefinite     Managing Director and Head of
MBIA Capital Management                                                           Fixed Income, 1838 Investment
113 King Street                                                                   Advisors, LLC; President and
Armonk, NY 10504                                                                  Senior Portfolio Manager, MBIA
                                                                                  Capital Management Corp.; Managing
                                                                                  Director and Chief Investment
                                                                                  Officer, MBIA Insurance Corp.;
                                                                                  Vice President and Portfolio
                                                                                  Manager of the 1838 Investment
                                                                                  Advisors Funds
----------------------------------------------------------------------------------------------------------------------

Committees of the Board of Directors

         The Board has formed an Audit Committee, but does not at present have a nominating or compensation committee. The Board has adopted a written charter for the Audit Committee, which became effective December 16, 1999. A copy of the charter is attached to the Fund's proxy statement filed with the Securities and Exchange Commission ("SEC") on May 16, 2002.

         The Audit Committee of the Board currently consists of Messrs. Christy, Lloyd and Shane, none of whom is an "interested person" of the Fund. Each member of the Audit Committee also is an "independent" member, as that term is defined by the New York Stock Exchange's listing standards.

         The Audit Committee reviews the scope of the audit by the Fund's independent accountants, confers with the accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of accountants for the Fund. During the fiscal year ended March 31, 2003, the Audit Committee met once.

Ownership of the Fund By Directors


         Set forth in the following table are the directors of the Fund, together with the dollar range of equity securities beneficially owned by each director as of October 1, 2003, as well as the aggregate dollar range of equity securities in all funds overseen or to be overseen in a family of investment companies (i.e., funds managed by the Adviser).


                                                                                         Aggregate Dollar Range of
                                                                                          Equity Securities in All
                                                Dollar Range of Equity                       Funds in Family of
Name of Director                                Securities in the Fund                      Investment Companies
------------------------------             ----------------------------------           ------------------------------
Disinterested Directors

  John Gilray Christy............                 $50,000 - $100,000                         $50,000 - $100,000

  Morris Lloyd, Jr...............                  $10,000 - $50,000                          $10,000 - $50,000

  J. Lawrence Shane..............                  $10,000 - $50,000                          $10,000 - $50,000

Interested Directors

  W. Thacher Brown...............                 $50,000 - $100,000                            Over $100,000

  John J. Donaldson..............                  $10,000 - $50,000                          $10,000 - $50,000


         None of the disinterested directors, and no immediate family member of any disinterested director, owns beneficially or of record any securities of the Fund's Adviser, or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

         As of October 17, 2003, directors and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund's outstanding shares on that date.

                              DIRECTOR COMPENSATION

         The Fund pays the disinterested directors of the Fund $1,500 per quarter in addition to $750 for each meeting of the board and $750 for each committee meeting, if held separately, attended by him, plus reimbursement for expenses. Such fees totaled $29,250 for the fiscal year ended March 31, 2003.

         The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended March 31, 2003 is set forth in the compensation table below. Mr. Brown serves on the Fund's Board and on the board of trustees of 1838 Investment Advisors Funds, a registered investment company also advised by the Adviser (collectively, the "Fund Complex"). Mr. Brown receives no direct compensation for his services on either board. Mr. Donaldson receives no direct compensation for his services on the Fund's Board of Directors. None of the other directors serves on the board of any other registered investment company to which the Fund's investment adviser or an affiliated person of the Fund's investment adviser provides investment advisory services.

         Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.

                                              Aggregate          Pension or Retirement        Total Compensation from
Name of Person and                          Compensation          Benefits Accrued As        the Fund and Fund Complex
Position with the Fund                      from the Fund        Part of Fund Expenses           Paid to Directors
------------------------------           --------------------    -----------------------    ----------------------------
Disinterested Directors

  John Gilray Christy.............             $9,750                      $0                         $9,750

  Morris Lloyd, Jr................             $9,750                      $0                         $9,750

  J. Lawrence Shane...............             $9,750                      $0                         $9,750

Interested Directors

  W. Thacher Brown................               $0                        $0                           $0

  John H. Donaldson...............               $0                        $0                           $0

All compensatory information in the above table is as of fiscal year end March 31, 2003.

                                 CODE OF ETHICS

         The Fund and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, following certain black-out periods specified in the code, and subject to certain other conditions and restrictions.

         The code of ethics is on file with the SEC, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090 and this code of ethics is available on the EDGAR database on the SEC's internet site at: http://www.sec.gov. Copies of this code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES


         At its September 10, 2003 meeting, the Fund's Board of Directors authorized and directed the Adviser to vote proxies relating to the Fund's portfolio securities in accordance with 1838's proxy voting policies and procedures. The Adviser, as an Investment Adviser with a fiduciary responsibility to the Fund, analyzes the proxy statements of issuers whose stock is owned by the Fund, if any.

         Proxy Administration. The Adviser's Proxy Voting Committee develops the Adviser's positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect stockholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Voting Committee relies upon its own fundamental research, independent research provided by third parties, and information presented by company managements and stockholder groups.

         Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager votes on the proxy proposals of companies in his or her portfolio. When portfolio managers ("Proxy Voting Portfolio Manager") cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Voting Committee. Annually, the Proxy Voting Committee reviews the Adviser's proxy voting process, policies, and voting records.

         Fiduciary Considerations. The Adviser's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Fund or Fund stockholders.

         Consideration Given Management Recommendations. When determining whether to invest in a particular company, one of the key factors the Adviser considers is the quality and depth of its management. As a result, the Adviser believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.


         1838 Voting Policies. Specific voting guidelines have been established by the Proxy Voting Committee for recurring issues that appear on proxies. The following is a summary of the more significant policies:


         o Elections of Directors: In general, the Adviser votes in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or the Adviser determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Portfolio Manager will determine the appropriate vote on the matter.

         o Appointment of Auditors: The Adviser believes that the issuer remains in the best position to choose the auditors and will generally support management's recommendation. When there may be inherent conflicts, for example, when a company's independent auditor performs substantial non-audit related services for the company, the Adviser would vote against the appointment of auditors if there are reasons to question the independence of the company's auditors. In such a case, the Adviser evaluates the matter on a case-by-case basis.

         o Corporate Restructurings, Mergers and Acquisitions: The Adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Adviser analyzes such proposals on a case-by-case basis.

         o Proposals Affecting Shareholder Rights: The Adviser generally votes in favor of proposals that give shareholders a greater voice in the affairs of the company and opposes any measure that seeks to limit those rights. However, the Proxy Voting Portfolio Manager will analyze such proposals on a case-by-case basis and will weigh the financial impact of the proposal against the impairment of shareholder rights.

         o Anti-Takeover Measures: The Adviser evaluates, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on shareholder value dilution.

         o Executive Compensation: The Adviser believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, the Proxy Voting Portfolio Manager will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

         o Social and Corporate Responsibility: The Proxy Voting Committee will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. The Adviser will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. The Adviser may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

         Monitoring and Resolving Conflicts of Interest. The Proxy Voting Committee is also responsible for monitoring and resolving possible material conflicts between the interests of the Adviser and those of its clients with respect to proxy voting. To ensure that the Adviser's votes are not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process (including the Proxy Voting Portfolio Manager and the other members of the Proxy Voting Committee) disclose to the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested regarding a proxy vote; (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties; the Adviser may also review its proposed vote with legal counsel to ensure that the Adviser's voting decision is consistent with clients' best interests.


         Proxy Voting Records. Information regarding how the Fund voted proxies relating to portfolio securities for the twelve-month period ending June 30, 2004 will be available after August 31, 2004 without charge by calling the Fund collect at (800) 232-1838 or on the Commission's website at http://www.sec.gov.

             SECURITY OWNERSHIP OF CERTAIN RECORD/BENEFICIAL OWNERS

         The Fund does not know of any person who, as of October 17, 2003, beneficially owned 5% or more of the outstanding Shares of the Fund. Also as of October 17, 2003, no person owned of record 5% or more of the Fund's outstanding Shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

         The Fund has engaged 1838 Investment Advisors, LLC, the Adviser, to provide professional investment management to the Fund pursuant to an investment advisory agreement dated December 31, 2000. In July 1998, 1838 Investment Advisors, Inc. ("Parent"), the parent company of 1838 Investment Advisors, L.P. ("Partnership"), the Fund's former adviser, merged with MBIA Asset Management, LLC, a wholly owned subsidiary of MBIA, Inc., resulting in a change of control of Partnership, and at which time Partnership was collapsed into Parent. This transaction was approved by the stockholders of the Fund, as required under the 1940 Act, at an annual meeting of stockholders held on July 22, 1998. Subsequently, in December 2000, the name of the Adviser was changed from 1838 Investment Advisors, Inc. to 1838 Investment Advisors, LLC to reflect a change in its form of organization from corporation to a limited liability company. See "Management of the Fund" in the prospectus for additional information about the Adviser, its advisory agreement with the Fund and its indirect parent company MBIA, Inc. Each of W. Thacher Brown, John H. Donaldson, Anna M. Bencrowsky and Clifford D. Corso are officers of the Fund and employees of the Adviser. See "Management of the Fund" in the prospectus for additional information regarding their positions with the Fund and the Adviser.

Advisory Agreement


         On May 7, 2003, the Board, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Disinterested Directors"), approved an extension of the Advisory Agreement through May, 2004. At the time of the Board's approval of the latest extension of the Advisory Agreement, Mr. Brown was an interested person of the Fund. In approving the continuation of Advisory Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by the Adviser with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the total expenses of the Fund in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and adviser services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of a Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Advisory Agreement was in the best interests of the Fund and its stockholders.


         The Advisory Agreement was last submitted to a vote of the stockholders an Annual Meeting of the stockholders of the Fund held on July 22, 1998. The Advisory Agreement provides that it may be continued annually if approved by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund or by the Adviser, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

         Pursuant to the Advisory Agreement, the Fund has retained the Adviser to manage the investment and reinvestment of the Fund's assets, and administer the Fund's affairs, subject to the direction of the Fund's Board and officers. The Advisory Agreement provides, among other things, that affiliated persons (as such term is defined in the 1940 Act) of the Adviser who are directors, officers or employees of the Fund shall receive no compensation from the Fund for acting in such dual capacity. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 0.625% per annum on the first $40 million of the Fund's month end net assets and 0.50% on the excess. Investment advisory fees paid by the Fund to the Adviser during the fiscal year ended March 31, 2003 amounted to $428,856. For the fiscal years ended March 31, 2002 and 2001, the Adviser's fees amounted to $429,935 and $419,847, respectively.

Accounting Agent

         The Fund has entered into an accounting agent agreement with MBIA Municipal Investors Services Corporation ("MBIA-MISC"), a wholly owned subsidiary of MBIA, Inc., the Adviser's parent. MBIA-MISC performs certain accounting services for the Fund, including daily book keeping, preparing monthly financial statements, security transactional listings and broker security transaction summaries, preparing supporting tax return related materials, and preparing other reports and documents required by federal, state and other applicable laws. For these services, the Adviser pays MBIA-MISC, on behalf of the Fund, a fixed annual fee of $25,000. See "Management of the Fund" in the prospectus for additional information about MBIA-MISC and its parent company MBIA, Inc.

         The Adviser paid MBIA-MISC $25,000 during the fiscal years ended March 31, 2003, 2002 and 2001.

Custodian

         The custodian for the securities and cash of the Fund is Wachovia Bank, N.A., located at 123 S. Broad Street, Philadelphia, Pennsylvania, 19103. The custodian is a commercial bank, formed as a national banking association. The custodian's services include, in addition to the custody of all cash and securities owned by the Fund, the maintenance of a custody account in the custodian's trust department, the segregation of all certificated securities owned by the Fund, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody account of the Fund, releasing and delivering securities from the custody account of the Fund, maintain records with respect to such custody account, delivering to the Fund a daily and monthly statement with respect to such custody account, and causing proxies to be executed. The custodian's fee is paid by the Fund.

Independent Auditors

         The Fund's independent auditor is Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103. The auditors provide audit and tax return preparation, and consultation services in connection with the review of Fund's various SEC filings.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Fund also may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on stock and futures exchanges are effected through brokers who charge a commission for their services.

         The Adviser when effecting the purchases and sales of portfolio securities for the account of a Fund will do so in a manner deemed fair and reasonable to stockholders of the Fund and not according to any formula. The primary considerations for the Adviser in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

         The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable because it must be reviewed and assimilated by the Adviser and does not reduce the normal research activities of the Adviser in rendering investment advice under the Advisory Agreement. It is possible that the expenses of the Adviser could be materially increased if they attempted to purchase this type of information or generate it through its own staff.

         One or more of the other accounts which the Adviser may manage may own, from time to time, the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board that this advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         The Fund has not paid any brokerage commissions during the past three fiscal years.

                              REPURCHASE OF SHARES

         Because the Fund has never repurchased its common stock and has no present intention to do so, the Board has not established procedures and criteria applicable to repurchases of shares by the Fund.

                                   TAX STATUS

         The Fund has qualified and elected, and intends to continue to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. To qualify for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its stockholders at least an amount equal to the sum of (i) 90% of its net investment income (which is its investment company taxable income as that term is defined in the Code but determined without regard to the deduction for dividends paid) and (ii) 90% of its net tax-exempt interest income and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of any two or more issuers that the Fund controls and which are determined to be engaged in the same trade or business or similar or related trades or businesses. In meeting these requirements, the Fund may be restricted in the utilization of certain of the investment techniques described above and in the prospectus. If in any year the Fund should fail to qualify for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year without any deduction for distributions paid to its stockholders, and distributions to its stockholders would be taxable to such holders as ordinary income to the extent of the Fund's earnings and profits. A regulated investment company that fails to distribute, by the close of each calendar year, at least an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company. Distributions to stockholders derived from the Fund's ordinary income (and not designated as qualified dividend income) and net short-term capital gains, if any, will be taxable to its stockholders as ordinary income. Distributions by the Fund of net capital gain (which is the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the stockholder has owned common stock. For calendar years 2003 through 2008, distributions that are designated as qualified dividend income will be taxed at the same rate as long-term capital gains. The Fund may designate a distribution as qualified dividend income to the extent attributable to qualified dividend income received by the Fund. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a stockholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the stockholder (assuming the shares are held as a capital asset).

         The sale or other disposition of common shares will normally result in capital gain or loss to stockholders if such shares are held as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a stockholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares. A stockholder's holding period is suspended for any periods during which the stockholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of net investment income (which includes net short-term capital gain). Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year.

         The Fund is required in certain circumstances to backup withhold 28% of taxable dividends and certain other payments paid to non-corporate registered holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against such stockholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Stockholders are advised to consult their own tax Adviser for more detailed information concerning the federal income tax consequences of purchasing, holding and disposing of Fund shares, as well as any related state, local and foreign tax consequences.

                              FINANCIAL STATEMENTS

         The financial statements for the year ended March 31, 2003, which have been incorporated into this SAI and the registration statement, of which this SAI forms a part, by reference described below, have been so incorporated in reliance upon the reports of Tait, Weller & Baker for the one year period ended March 31, 2003, and of PricewaterhouseCoopers, independent accountants, for each of the four years in the period ended March 31, 2002, given on the authority of said firms as experts in accounting and auditing.

         The Fund's Annual Report for the fiscal year ended March 31, 2003 (File No. 811-02201 and Accession No. 0000950116-03-002522, filed May 9, 2003), and the Quarterly Report for the three month period ended June 30, 2003 (File No. 811-02201 and Accession No. 0000950116-03-003363, filed on August 5, 2003), on
Form N-30D (in the case of the Annual report) and Forms N-30B-2 (in the case of the Quarterly Report) and the Semi-Annual Report for the six-month period ended September 30, 2003 (collectively, the "Reports"), which either accompany this SAI or have previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Stockholders included therein. The Fund will furnish, without charge, a copy of the Reports upon request by writing or calling the address or telephone number listed on the cover page of this SAI.

SCHEDULE OF INVESTMENTS (Unaudited)                           September 30, 2003

                                                                 Moody's/
                                                                Standard &  Principal    Amortized
                                                                  Poor's      Amount        Cost          Value
                                                                  Rating     (000's)      (Note 1)      (Note 1)
                                                                  ------     -------      --------      --------
LONG TERM DEBT SECURITIES (96.91%)

  AUTOMOBILES & RELATED (6.56%)
  Auburn Hills Trust, Gtd., Ctfs., 12.375%, 05/01/20              A3/BBB+   $  1,000    $  1,000,000  $  1,461,804
  Ford Holdings, Inc., Gtd., 9.30%, 03/01/30                     Baa1/BBB+     1,000       1,110,625     1,068,064
  Ford Motor Co., Debs., 8.90%, 01/15/32                         Baa1/BBB      1,560       1,544,233     1,627,809
  General Motors Acceptance Corp., Notes, 7.25%, 03/02/11         A3/BBB       1,000       1,008,532     1,059,103
                                                                                        ------------  ------------
                                                                                           4,663,390     5,216,780   6.56%   6.557%
                                                                                        ------------  ------------
  ELECTRIC UTILITIES (10.62%)
  Arizona Public Service Co., Bonds, 5.625%, 05/15/33            Baa1/BBB      1,000         988,622       936,485
  Calpine Corp., Sr. Notes, 7.75%, 04/15/09                       B1/CCC+        500         488,503       345,000
  Cleveland Electric Illum., 1st Mgte., 9.00%, 07/01/23          Baa2/BBB      1,800       1,675,269     1,888,691
  Dominion Resources Inc., Bonds, 6.75%, 12/15/32                Baa1/BBB+     1,000         997,598     1,075,516
  Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26                        A1/A+       1,550       1,483,386     2,082,657
  Midamerican Funding LLC, 6.927%, 03/01/29                      Baa1/BBB+       500         500,000       546,845
  NSTAR, Notes, 8.00%, 02/15/10                                    A2/A-         500         498,527       594,876
  Old Dominion Electric Corp., 6.25%, 06/01/11, AMBAC             Aaa/AAA        500         500,483       561,258
  Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21               Caa1/B         500         539,860       415,000
                                                                                        ------------  ------------
                                                                                           7,672,248     8,446,328  10.62%  10.617%
                                                                                        ------------  ------------
  FINANCIAL (22.44%)
  Bank of America, Sub., Notes, 7.40%, 01/15/11                   Aa3/A        1,000       1,058,474     1,187,880
  BB&T Corp., Sub. Notes, 6.50%, 08/01/11                         A2/A-          500         497,823       569,534
  Citicorp Capital II, Capital Securities, Gtd., 8.015% 02/15/27  Aa2/A        2,000       2,011,245     2,316,776
  FBS Capital I, Capital Securities, Gtd., 8.09%, 11/15/26        A1/A-        2,000       1,994,181     2,276,080
  General Electric Capital Corp., Notes, 6.75%, 03/15/32         Aaa/AAA       1,500       1,548,818     1,692,765
  Household Finance Co., Notes, 6.75%, 05/15/11                   A1/A         1,500       1,499,693     1,710,760
  HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A            A-/A+        2,500       2,566,269     2,948,570
  Landesbank Baden-Wurtt, NY, Sub. Notes, 6.35%, 04/01/12        Aaa/AAA         500         498,770       562,629
  National Rural Utilities, Notes, 7.25%, 03/01/12                A2/A           500         548,298       586,324
  Penn Central Corp., Sub. Notes, 10.875%, 05/01/11              NR/BBB-       1,500       1,581,594     1,655,976
  Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11                  Baa1/BBB-        500         486,166       547,581
  UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49                 A1/AA-       1,000       1,009,839     1,241,610
  XL Capital Europe PLC, Gtd., 6.50%, 01/15/12                    A1/A+          500         497,696       558,406
                                                                                        ------------  ------------
                                                                                          15,798,866    17,854,891  22.44%  22.443%
                                                                                        ------------  ------------
  INDUSTRIAL MATERIALS & MISC. (19.72%)
  Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30               Ba1/BB+      2,000       1,999,786     2,086,826
  Darden Restaurants, Inc., Debs., 7.125%, 02/01/16              Baa1/BBB+       500         436,416       554,454
  EOP Operating LP, Sr. Notes, 7.25%, 02/15/18                   Baa1/BBB+     1,000         993,227     1,151,031
  Georgia-Pacific Corp., Debs., 9.625%, 03/15/22                  Ba3/BB+      1,000       1,036,339     1,010,000
  Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22               NR/A-       2,000       2,139,439     2,549,880
  Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18             Baa2/BBB      1,000         999,097     1,152,197
  Royal Caribbean Cruises, Sr. Notes., 6.75%, 03/15/08            Ba2/BB+      1,000         903,044     1,010,000
  Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25            Ba3/BB-      2,000       1,991,635     1,900,000
  Starwood Hotels & Resorts, Notes, 7.875%, 05/01/12              Ba1/BB+      1,000         995,522     1,095,000
  Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06               Baa2/BBB-       500         514,613       555,799
  Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29                   Ba2/BBB-        750         656,058       742,500
  Union Camp Corp., Debs., 9.25%, 02/01/11                       Baa2/BBB      1,500       1,492,151     1,878,487
                                                                                       -------------  ------------
                                                                                          14,157,327    15,686,174  19.72%  19.717%
                                                                                       -------------  ------------
  OIL & GAS (11.94%)
  Apache Corp., Notes, 7.70%, 03/15/26                             A3/A-         500         523,511       622,784
  Coastal Corp., Debs., 6.70%, 02/15/27                           Caa1/B         500         504,861       420,000
  ConocoPhillips, Gtd., 5.90%, 10/15/32                            A3/A-       1,000       1,024,059     1,018,184
  K N Energy Inc., Debs., 8.75%, 10/15/24                        Baa2/BBB      1,150       1,206,311     1,261,519
  Texaco Capital Inc., Gtd. Debs., 7.50%, 03/01/43                Aa3/AA       2,000       1,978,492     2,289,186
  Transocean Sedco Forex, Notes, 7.50%, 04/15/31                 Baa2/A-         500         497,751       584,563
  Western Atlas Inc., Debs., 8.55%, 06/15/24                       A2/A-       2,539       2,641,241     3,303,922
                                                                                       -------------  ------------
                                                                                           8,376,226     9,500,158  11.94%  11.942%
                                                                                       -------------  ------------
  TELECOMMUNICATIONS & MULTIMEDIA (13.33%)
  AT&T Wireless Services Inc., Sr. Notes, 8.75%, 03/01/31        Baa2/BBB      1,000       1,184,182     1,236,839
  Continental Cablevision, Sr. Debs., 9.50%, 08/01/13            Baa3/BBB      1,000       1,067,700     1,165,241
  News America Holdings Inc., Debs., 7.90%, 12/01/95             Baa3/BBB-     1,400       1,298,778     1,568,300
  SBC Communications, Notes, 5.825%, 08/15/12                      A1/A+         500         493,020       545,958
  Time Warner Inc., Debs., 9.15%, 02/01/23                       Baa1/BBB+     3,000       3,144,024     3,798,405
  Verizon Global FDG Corp., 7.75%, 12/01/30                        A2/A+       1,646       1,675,519     1,977,185
  Viacom Inc., Sr. Debs., 7.875%, 07/30/30                         A3/A-         250         246,299       312,487
                                                                                       -------------  ------------
                                                                                           9,109,522    10,604,415  13.33%  13.330%
                                                                                       -------------  ------------
  MORTGAGE BACKED SECURITIES (0.52%)
  FNCX, Pool #313411, 7.00%, 03/01/04                              NR/NR          28          28,293        28,596
  GNMA, Pool #780374, 7.50%, 12/15/23                              NR/NR         103         102,111       110,849
  GNMA, Pool #417239, 7.00%, 02/15/26                              NR/NR         257         260,123       274,520
                                                                                       -------------  ------------
                                                                                             390,527       413,965   0.52%   0.520%
                                                                                       -------------  ------------
  U.S. GOVERNMENT & AGENCIES (11.78%)
  U.S. Treasury Bonds, 10.75%, 08/15/05                            NR/NR    $  1,600   $   1,706,662  $  1,875,688
  U.S. Treasury Bonds, 7.875%, 02/15/21                            NR/NR       3,900       4,031,728     5,329,136
  U.S. Treasury Bonds, 8.125%, 08/15/21                            NR/NR       1,000       1,013,755     1,400,273
  U.S. Treasury Bonds, 6.25%, 05/15/30                             NR/NR         650         726,676       771,291
                                                                                       -------------  ------------
                                                                                           7,478,821     9,376,388  11.78%  11.786%
                                                                                       -------------  ------------
  TOTAL LONG TERM DEBT SECURITIES                                                         67,646,927    77,099,099  96.91%   0.9691
                                                                                       -------------  ------------
  INVESTMENT COMPANIES (2.99%)                                               Shares
                                                                            --------
  High Yield Plus Fund                                                        33,333         223,875       134,999
  Evergreen Select Money Market Fund - I Shares                            2,242,370       2,242,370     2,242,370
                                                                                       -------------  ------------
                                                                                           2,466,245     2,377,369   2.99%
                                                                                       -------------  ------------
  TOTAL INVESTMENTS (99.90%)                                                           $  70,113,172  $ 79,476,468  99.90%
                                                                                       =============  ============
  OTHER ASSETS AND LIABILITIES (0.10%)                                                                      79,132   0.10%
                                                                                                      ------------
  NET ASSETS (100.00%)                                                                                $ 79,555,600
                                                                                                      ============

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the year, this security amounted to 3.71% of net assets.

Legend
------
Ctfs. - Certificates
Debs. - Debentures
Gtd.  - Guaranteed
Sr.   - Senior
Sub.  - Subordinated

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2003

Assets:
  Investment in securities, at value (amortized cost $70,113,172) (Note 1)                               $ 79,476,468
  Interest receivable                                                                                       1,333,521
  Prepaid expenses                                                                                             72,962
  Dividends receivable                                                                                          1,167
  Other assets                                                                                                  8,901
                                                                                                         ------------
    TOTAL ASSETS                                                                                           80,893,019
                                                                                                         ------------

Liabilities:
  Dividends payable                                                                                         1,248,908
  Due to Advisor                                                                                               34,673
  Accrued expenses payable                                                                                     53,838
                                                                                                         ------------
    TOTAL LIABILITIES                                                                                       1,337,419
                                                                                                         ------------

Net assets: (equivalent to $21.66 per share based on 3,673,258 shares
  of capital stock outstanding)                                                                          $ 79,555,600
                                                                                                         ============

NET ASSETS consisted of:
  Par value                                                                                              $  3,673,258
  Capital paid-in                                                                                          72,181,446
  Accumulated net investment income (loss)                                                                 (1,999,900)
  Accumulated net realized loss on investments                                                             (3,662,500)
  Net unrealized appreciation on investments                                                                9,363,296
                                                                                                         ------------
                                                                                                         $ 79,555,600
                                                                                                         ============

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended September 30, 2003

Investment Income:
  Interest                                                                                               $  2,657,342
  Dividends                                                                                                     6,833
                                                                                                         ------------
    Total Investment Income                                                                                 2,664,175
                                                                                                         ------------

Expenses:
  Investment advisory fees (Note 4)                                            $   224,345
  Transfer agent fees                                                               22,991
  NYSE fee                                                                          12,500
  Directors' fees                                                                   14,625
  Audit fees                                                                         9,000
  State and local taxes                                                             10,700
  Legal fees and expenses                                                           19,660
  Reports to shareholders                                                           11,832
  Custodian fees                                                                     3,750
  Miscellaneous                                                                     40,309
                                                                               -----------

    Total Expenses                                                                                            369,712
                                                                                                         ------------
      Net Investment Income                                                                                 2,294,463
                                                                                                         ------------


Realized and unrealized gain on investments (Note 1):
  Net realized loss from security transactions                                                                419,159
                                                                                                         ------------
  Unrealized appreciation of investments:
    Begining of the period                                                       7,747,406
    End of the period                                                            9,363,296
                                                                               -----------
      Change in unrealized appreciation of investments                                                      1,615,890
                                                                                                         ------------
        Net realized and unrealized gain on investments                                                     2,035,049
                                                                                                         ------------
Net increase in net assets resulting from operations                                                     $  4,329,512
                                                                                                         ============

                                      F-2

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          Six Months
                                                                            ended
                                                                      September 30, 2003          Year ended
                                                                          (Unaudited)            March 31, 2003
                                                                     --------------------        --------------
Increase (decrease) in net assets:

Operations:
     Net investment income                                               $ 2,294,463               $ 4,819,627
     Net realized gain (loss) from security transactions (Note 2)            419,159                (1,160,677)
     Change in unrealized appreciation of investments                      1,615,890                 6,464,387
                                                                         -----------               -----------
        Net increase in net assets resulting from operations               4,329,512                10,123,337
                                                                         -----------               -----------
Distributions:
     Dividends to shareholders from net investment income                 (3,746,723)               (4,913,023)
     Distributions to shareholders from tax return of capital                     --                  (192,805)
                                                                         -----------               -----------
        Total distributions to shareholders                               (3,746,723)               (5,105,828)
                                                                         -----------               -----------

     Increase net assets                                                     582,789                 5,017,509

Net Assets:
     Beginning of period                                                  78,972,811               73,9555,302
                                                                         -----------               -----------
     End of period                                                       $79,555,600               $78,972,811
                                                                         ===========               ===========

FINANCIAL HIGHLIGHTS

         The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                  Six Months
                                                     ended                            Year Ended March 31,
                                              September 30, 2003     ----------------------------------------------------
                                                  (Unaudited)        2003         2002         2001        2000      1999
                                                  -----------        ----         ----         ----        ----      ----
Per Share Operating Performance

Net assets value, beginning of period               $21.50          $20.13       $20.95       $20.39      $22.20    $22.70
                                                    ------          ------       ------       ------      ------    ------
   Net investment income                              0.62            1.31         1.24(1)      1.45        1.47      1.52
   Net realized and unrealized gain (loss)
     on investments                                   0.56            1.45        (0.62)(1)     0.56       (1.81)    (0.41)
                                                    ------          ------       ------       ------      ------    ------
Total from investment operations                      1.18            2.76         0.62         2.01       (0.34)     1.11
                                                    ------          ------       ------       ------      ------    ------
Less distributions
   Dividends from net investment income              (1.02)          (1.34)       (1.43)       (1.45)      (1.47)    (1.48)
   Distributions from net realized gain                  -               -            -            -           -     (0.13)
   Distributions from tax return of capital              -           (0.05)       (0.01)           -           -         -
                                                    ------          ------       ------       ------      ------    ------
Total distributions                                  (1.02)          (1.39)       (1.44)       (1.45)      (1.47)    (1.61)
                                                    ------          ------       ------       ------      ------    ------
Net asset value, end of period                      $21.66          $21.50       $20.13       $20.95      $20.39    $22.20
                                                    ======          ======       ======       ======     =======    ======
Per share market price, end of period               $19.80          $20.65       $19.34       $19.27      $16.88    $20.69
                                                    ======          ======       ======       ======     =======    ======
Total Investment Return(2)
   Based on market value                              0.96%          14.55%        7.96%       23.91%     (11.67)%    7.28%
Ratios/Supplemental Data
Net assets, end of period (in 000's)               $79,556         $78,973      $73,955      $76,970     $74,892   $81,559
Ratio of expenses to average net assets               0.93%*          0.91%        0.86%        0.91%       0.88%     0.77%
Ratio of net investment income to average net
 assets(1)                                            5.75%*          6.39%        6.73%        7.20%       7.09%     6.70%
Portfolio turnover rate                               4.85%          12.27%       10.87%       12.39%      10.21%    17.89%

Number of shares outstanding at the end of
 the period (in 000's)                               3,673           3,673        3,673        3,673       3,673     3,673

---------
 *   annualized

(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 - Significant Accounting Policies - The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. Security Valuation - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At September 30, 2003, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences - Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the six months ended September 30, 2003 were characterized as follows for tax purposes:

                Ordinary Income    Capital Gain  Total Distribution
                ---------------    ------------  ------------------
                  $3,746,723             --           $3,746,723

         At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                          Accumulated            Accumulated
                     Ordinary Income (Loss)  Capital Gain (Loss)
                     ----------------------  -------------------
                           $        --           $(3,916,396)

         As of March 31, 2003, the capital loss carryovers available to offset possible future capital gains were as follows:

                           Amount               Expiration Date
                           ------               ---------------
                        $  159,409                 3/31/2008
                         1,389,196                 3/31/2009
                           974,596                 3/31/2010
                         1,393,195                 3/31/2011

         Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2003, the Fund elected to defer losses occurring between November 1, 2002 and March 31, 2003 in the amount of $165,263.

         At September 30, 2003, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

           Aggregate    Net Unrealized     Gross Unrealized   Gross Unrealized
           Tax Cost      Appreciation        Appreciation       Depreciation
           ---------     ------------        ------------       ------------
          $70,723,706     $8,752,762          $9,777,944        $(1,025,182)

F. Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 - Portfolio Transactions - The following is a summary of the security transactions, other than short-term investments, for the six month period ended September 30, 2003:
                                                                     Proceeds
                                                      Cost of       from Sales
                                                     Purchases     or Maturities
                                                     ---------     -------------
           U.S. Government Securities               $        -      $    250,233
           Other Investment Securities               3,696,685         3,669,345

Note 3 - Capital Stock - At September 30, 2003, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 3,673,258 shares issued and outstanding.

Note 4 - Investment Advisory Contract and Payments to Affiliated Persons - Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 - Dividend and Distribution Reinvestment - In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2003, the Fund issued no shares under this Plan.

Note 6 - Rights Offering - On July 31, 2003 the Fund's Board of Directors authorized the filing of a preliminary registration statement for a rights offering to the Fund's shareholders. Under the offering, each shareholder will receive one right for each share held on the record date. Shareholders of record may purchase one additional share of the Fund for every three rights held. The "Subscription Price" for the shares will be determined at a later date. Shareholders of record on the record date for the rights offering are expected to be entitled to oversubscribe, subject to certain limitations and subject to allotment, for any shares not purchased pursuant to the primary subscription rights. The record date for the offering and the length of the offering period will also be announced at a later date. The rights are expected to be transferable and the Fund expects to apply to have them accepted for trading on the New York Stock Exchange.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1) The following financial statements have been incorporated by reference into or provided in this registration statement as described on page B-20 of the Statement of Additional Information:

    (i)     Schedule of Investments as of March 31, 2003 (Audited)

    (ii)    Statement of Assets and Liabilities as of March 31, 2003 (Audited)

    (iii) Statement of Operations for the fiscal year ended March 31, 2003 (Audited)

    (iv) Statement of Changes in Net Assets for the fiscal years ended March 31, 2003 and 2002 (Audited)

    (v)     Notes to Financial Statements for the fiscal year ended March 31,
            2003

    (vi)    Report of Independent Accountants dated April 11, 2003

    (vii)   Schedule of Investments as of June 30, 2003 (Unaudited)

    (viii)  Statement of Assets and Liabilities as of June 30, 2003 (Unaudited)

    (ix) Statement of Operations for the three month period ended June 30, 2003 (Unaudited)

    (x) Statement of Changes in Net Assets for the three month period ended June 30, 2003 (Unaudited)

    (xi) Notes to Financial Statements for the three month period ended June 30, 2003

    (xii)   Schedule of Investments as of September 30, 2003 (Unaudited)

    (xiii) Statement of Assets and Liabilities as of September 30, 2003 (Unaudited)

    (xiv) Statement of Operations for the six month period ended September 30, 2003 (Unaudited)

    (xv) Statement of Changes in Net Assets for the six month period ended September 30, 2003 (Unaudited)

    (xvi) Notes to Financial Statements for the six month period ended September 30, 2003 (Unaudited).

         Statements, schedules and historical information, other than those listed above, have been omitted because they are not applicable or not required or because the required information is shown in the financial statements or notes thereto.

(2) Exhibits

    (a)(i)    Certificate of Incorporation dated June 3, 1971*

    (a)(ii) Certificate of Amendment of Certificate of Incorporation dated June 11, 1971
              Filed herewith

    (a)(iii) Certificate of Amendment of Certificate of Incorporation dated September 22, 1971
              Filed herewith

    (a)(iv) Certificate of Amendment of Certificate of Incorporation dated July 23, 1987
              Filed herewith

    (a)(v) Certificate of Amendment of Certificate of Incorporation dated September 30, 1988
              Filed herewith

    (a)(vi) Certificate of Amendment of Certificate of Incorporation dated July 21, 1989
              Filed herewith

    (b)       Restated By-laws
              Filed herewith

    (c)       Not applicable

    (d)       Stock Certificate and Subscription Documents Filed herewith

              (i)   Specimen Certificate for common stock.

              (ii)  Subscription Certificate

              (iii) Nominee Holder Over-Subscription Form

              (iv)  DTC Participant Over-Subscription Form

              (v)   Notice of Guaranteed Delivery

    (e)       Terms and Conditions of Dividend Reinvestment Plan*

    (f)       Not applicable

    (g) Investment Advisory Agreement between the Fund and 1838 Investment Advisors, LLC
              Filed herewith

    (h) (i) Dealer Manager Agreement between the Fund and Boenning & Scattergood, Inc.
              Filed herewith

              (ii)  Form of Soliciting Dealer Agreement
              Filed herewith

              (iii) Form of Selling Dealer Agreement
              Filed herewith

    (i)       Not applicable

    (j)       Custody Agreement between the Fund and Wachovia Bank, N.A.
              Filed herewith

    (k)       Other Agreements

              (i) Transfer Agency Agreement between the Fund and EquiServe Trust Company, N.A*

              (ii) Accounting Services Agreement between MBIA Municipal Investors Services Corporation and the 1838 Bond-Debenture Trading Fund
              Filed herewith

              (iii) Subscription Agent Fee Agreement between EquiServe Trust Company, N.A. and 1838 Bond-Debenture Trading Fund
              Filed herewith

              (iv) Information Agent Agreement between Georgeson Shareholder Communications Corp. and 1838 Bond-Debenture Trading Fund Filed herewith

    (l)       Opinion of Pepper Hamilton LLP
              Filed herewith

    (m)       Not applicable

    (n)       Consents

              (i) Tait, Weller & Baker Consent
              Filed herewith

              (ii) PricewaterhouseCoopers LLP Consent
              Filed herewith

    (o)       Not applicable

    (p)       Not applicable

    (q)       Not applicable

    (r)       Code of Ethics*

* Filed as an exhibit with the same exhibit number to the Fund's Registration Statement on Form N-2 filed on September 5, 2003 (File No. 811-02201) and incorporated by reference thereto.

Item 25. Marketing Arrangements

         None other than the arrangements described in the Dealer Manager Agreement between the Fund and Boenning & Scattergood, Inc. and in the Form of Soliciting Dealer Agreement, filed as exhibits (2)(h)(i) and
         (2)(h)(ii), respectively, herewith.

Item 26. Other Expenses of Issuance and Distributions

         The registrant expects to incur approximately $315,000 of expenses in connection with the rights offering. The following table identifies the significant expenses associated with the rights offering.

               Registration fees                                     $1,890
               New York Stock Exchange listing fee                   $4,350
               Printing (other than stock certificates)             $15,000
               Accounting fees and expenses                          $4,000
               Legal fees and expenses                             $125,000
               Subscription Agent fees and expenses                 $50,000
               Information Agent fees and expenses                  $12,500
               Dealer Manager Fees                                 $100,000
               Miscellaneous                                         $2,260
                        Total Estimated Costs                      $315,000

Item 27. Person Controlled by or Under Common Control

         None

Item 28. Number of Holders of Securities

 Title of Class                            Record Holders as of October 15, 2003
 --------------                            -------------------------------------

 Common stock, par value $1.00 per share                    1,255

Item 29. Indemnification

         Section 145 of the General Corporation Law of Delaware and Section 2.13 of the registrant's By-Laws provide for the indemnification of the registrant's directors and officers for liabilities and expenses that they may incur in such capacities. In general, the registrant will indemnify its directors and officers against any liability except where indemnification would be expressly prohibited by law or to the extent such liability arises out of a director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The registrant has purchased insurance insuring its directors and officers against certain liabilities incurred in their capacities as such, and insuring the registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

         Section 7 of the Form of Dealer Manager Agreement filed as Exhibit
         (2)(h)(i) to this Registration Statement provides for each of the parties thereto, including the Registrant and the Dealer Manager, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser

         1838 Investment Advisers, LLC, a Delaware limited liability company, in addition to providing portfolio management services to the registrant provides such services to another registered investment company, individuals, small businesses and institutional clients. The adviser is a wholly-owned subsidiary of MBIA Asset Management, LLC. Some directors and executive officers of the adviser are engaged in business activities at MBIA Asset Management. The directors and executive officers of the adviser have held the following positions of a substantial nature in the past two years:

                         Other business, vocation, profession       Principal business address of
Name                     or employment of a substantial nature      other employer
---------------------    ---------------------------------------    -----------------------------------

W. Thacher Brown         President and Chairman of the Board        113 King Street, Armonk, NY 10504
                         of 1838 Investment Advisors Funds;
                         and President of MBIA Asset
                         Management LLC

Clifford D. Corso        President and Senior Portfolio             113 King Street, Armonk, NY 10504
                         Manager at MBIA Capital Management
                         Corp.; Managing Director and Chief
                         Investment Officer, MBIA Insurance
                         Corporation.

Item 31. Location of Accounts and Records

         All such books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at one or more of the following locations:

           1838 Investment Advisors, LLC, 2701 Renaissance Blvd., Fourth Floor, King of Prussia, PA 19406

           MBIA Municipal Investors Services Corporation, 113 King Street, Armonk, NY 10504

           EquiServe, 150 Royall Street, Canton, Massachusetts, 02021

           Wachovia Bank, N.A., 123 S. Broad Street, Philadelphia, PA 19103

Item 32. Management Services

         None

Item 33. Undertakings

         The registrant hereby undertakes:

         (1) to suspend the offering of the shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus;

         (2) to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of the subsequent reoffering thereof;

         (3) to file a post-effective amendment setting forth the terms of any public offering made on terms differing from those set forth on the cover page of the prospectus;

         (4) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (a) to include any prospectus required by Section 10(a)(3) of the
                  Securities Act of 1933;

              (b) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (c) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         (5) that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof;

         (6) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

         (7) that for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance on Rule 430A and contained in the form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the registration statement as of the time it was declared effective; and

         (8) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, and the Commonwealth of Pennsylvania, on the 23rd day of October, 2003.

                                            1838 BOND-DEBENTURE TRADING FUND


                                            By: /s/ John H. Donaldson, CFA
                                                --------------------------
                                                John H. Donaldson, CFA
                                                President



Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registrant's registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature                                    Title                                                        Date
---------                                    -----                                                        ----
/s/John H. Donaldson                         President (principal executive officer,                October 23, 2003
---------------------------                  principal financial officer and principal
John H. Donaldson                            accounting officer)

/s/ W. Thacher Brown                         Director and Chairman of the Board                     October 23, 2003
---------------------------
W. Thacher Brown


/s/ John Gilray Christy                      Director                                               October 23, 2003
---------------------------
John Gilray Christy


/s/ Morris Lloyd, Jr.                        Director                                               October 23, 2003
---------------------------
Morris Lloyd, Jr.


/s/ J. Lawrence Shane                        Director                                               October 23, 2003
---------------------------
J. Lawrence Shane

                                  EXHIBIT INDEX

Exhibit No.             Description of Exhibit                                            Page
--------------------    --------------------------------------------------------------    ----------------------------
(2)(a)(ii)              Certificate of Amendment of Certificate of Incorporation          A-2
                        dated June 11, 1971

(2)(a)(iii)             Certificate of Amendment of Certificate of Incorporation          A-3
                        dated September 22, 1971

(2)(a)(iv)              Certificate of Amendment of Certificate of Incorporation          A-4
                        dated July 23, 1984

(2)(a)(v)               Certificate of Amendment of Certificate of Incorporation          A-5
                        dated September 30, 1988

(2)(a)(vi)              Certificate of Amendment of Certificate of Incorporation          A-6
                        dated July 21, 1989

(2)(b)                  Restated By-laws                                                  B-1

(2)(d)(i)               Specimen Certificate for common stock                             D-1

(2)(d)(ii)              Subscription Certificate                                          D-2

(2)(d)(iii)             Nominee Holder Over-subscription Form                             D-3

(2)(d)(iv)              DTC Participant Over-subscription Form                            D-4

(2)(d)(v)               Notice of Guaranteed Delivery                                     D-5

(2)(g)                  Investment Advisory Agreement between the Fund and 1838           G-1
                        Investment Advisors, LLC

(2)(h)(i)               Dealer Manager Agreement between the Fund and Boenning &          H-1
                        Scattergood, Inc.

(2)(h)(ii)              Form of Soliciting Dealer Agreement                               H-2

(2)((h)(iii)            Form of Selling Dealer Agreement                                  H-3

(2)(j)                  Custody Agreement between the Fund and Wachovia Bank, N.A.        J-1

(2)(k)(ii)              Accounting Services Agreement between MBIA Municipal              K-2
                        Investors Services Corporation and the 1838 Bond-Debenture
                        Trading Fund

(2)(k)(iii)             Subscription Agent Fee Agreement between Equiserve Trust          K-3
                        Company, N.A. and 1838 Bond-Debenture Trading Fund

(2)(k)(iv)              Information Agent Agreement between Georgeson Shareholder         K-4
                        Communications Corp. and 1838 Bond-Debenture Trading Fund

(2)(l)                  Opinion of Pepper Hamilton LLP                                    L-1

(2)(n)(i)               Tait, Weller & Baker Consent                                      N-1

(2)(n)(ii)              PricewaterhouseCoopers LLP Consent                                N-2